AXIS CAPITAL HOLDINGS LIMITED

INVESTOR FINANCIAL SUPPLEMENT

THIRD QUARTER 2023

AXIS Capital Holdings Limited
92 Pitts Bay Road
Pembroke HM 08 Bermuda

Contact Information:
Miranda Hunter
Investor Contact
(441) 405-2635
investorrelations@axiscapital.com

Website Information:
www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that the Company files with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS CAPITAL HOLDINGS LIMITED
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION

AXIS Capital Holdings Limited's ("AXIS Capital" or the "Company") underwriting operations are organized around its global underwriting platforms, AXIS Insurance and AXIS Re. The Company has determined that it has two reportable segments, insurance and reinsurance.

DEFINITIONS AND PRESENTATION
•All financial information contained herein is unaudited, except for the consolidated balance sheet at December 31, 2022 and consolidated statements of operations for the years ended December 31, 2022 and December 31, 2021.
•Amounts may not reconcile due to rounding differences.
•Unless otherwise noted, all data is in thousands, except for ratio information.
•NM - Not meaningful is defined as a variance greater than +/- 100%; NA - Not applicable

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This document contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts included in this document, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections are forward-looking statements. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States ("U.S.") federal securities laws. In some cases, these statements can be identified by the use of forward-looking words such as "may", "should", "could", "anticipate", "estimate", "expect", "plan", "believe", "predict", "potential", "intend" or similar expressions. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond management's control.

Forward-looking statements contained in this document may include, but are not limited to, information regarding our estimates for catastrophes and other weather-related losses including losses related to the COVID-19 pandemic, measurements of potential losses in the fair market value of our investment portfolio and derivative contracts, our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, the outcome of our strategic initiatives including our exit from catastrophe and property reinsurance lines of business, our expectations regarding pricing, and other market and economic conditions including the liquidity of financial markets, developments in the commercial real estate market, inflation, our growth prospects, and valuations of the potential impact of movements in interest rates, credit spreads, equity securities' prices, and foreign currency exchange rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. These statements involve risks, uncertainties and assumptions. Accordingly, there are or will be important factors that could cause actual events or results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

Insurance Risk
•the cyclical nature of the insurance and reinsurance business leading to periods with excess underwriting capacity and unfavorable premium rates;
•the occurrence and magnitude of natural and man-made disasters, including the potential increase of our exposure to natural catastrophe losses due to climate change and the potential for inherently unpredictable losses from man-made catastrophes, such as cyber-attacks;
•the effects of emerging claims, systemic risks, and coverage and regulatory issues, including increasing litigation and uncertainty related to coverage definitions, limits, terms and conditions;
•actual claims exceeding reserves for losses and loss expenses;
•losses related to the Israel-Hamas conflict, Russian invasion of Ukraine, terrorism and political unrest, or other unanticipated losses;
•the adverse impact of inflation;
•the failure of any of the loss limitation methods we employ;
•the failure of our cedants to adequately evaluate risks;

Strategic Risk
•underwriting and investment exposure in light of the recent disruption in the banking sector, which we expect to be within our risk appetite for an event of this nature;
•changes in the political environment of certain countries in which we operate or underwrite business, including the United Kingdom's withdrawal from the European Union;
•the loss of business provided to us by major brokers;
•a decline in our ratings with rating agencies;
•the loss of one or more of our key executives;
•increasing scrutiny and evolving expectations from investors, customers, regulators, policymakers and other stakeholders regarding environmental, social and governance matters;
•the adverse impact of contagious diseases (including COVID-19) on our business, results of operations, financial condition, and liquidity;

i

Credit and Market Risk
•the inability to purchase reinsurance or collect amounts due to us from reinsurance we have purchased;
•the failure of our policyholders or intermediaries to pay premiums;
•general economic, capital and credit market conditions, including banking and commercial real estate sector instability, financial market illiquidity and fluctuations in interest rates, credit spreads, equity securities' prices, and/or foreign currency exchange rates;
•breaches by third parties in our program business of their obligations to us;

Liquidity Risk
•the inability to access sufficient cash to meet our obligations when they are due;

Operational Risk
•changes in accounting policies or practices;
•the use of industry models and changes to these models;
•difficulties with technology and/or data security;
•the failure of the processes, people or systems that we rely on to maintain our operations and manage the operational risks inherent to our business, including those outsourced to third parties;

Regulatory Risk
•changes in governmental regulations and potential government intervention in our industry;
•inadvertent failure to comply with certain laws and regulations relating to sanctions, foreign corrupt practices, data protection and privacy; and

Risks Related to Taxation
•changes in tax laws.

Readers should carefully consider the risks noted above together with other factors including but not limited to those described under Item 1A, 'Risk Factors' in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC"), as those factors may be updated from time to time in our periodic and other filings with the SEC, which are accessible on the SEC's website at www.sec.gov.

We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION
BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of niche markets on a worldwide basis. The following are the lines of business in our insurance segment:
Professional Lines: provides directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity, medical malpractice and other financial insurance related covers for public and private commercial enterprises, financial institutions, not-for-profit organizations and other professional service providers. This business is predominantly written on a claims-made basis.

Property: provides physical loss or damage, business interruption and machinery breakdown cover for virtually all types of property, including commercial buildings, residential premises, construction projects, and onshore renewable energy installations, and physical damage and business interruption following an act of terrorism. This line of business includes primary and excess risks, some of which are catastrophe-exposed.

Liability: provides cover for primary and low to mid-level excess and umbrella commercial liability risks in the U.S. wholesale markets in addition to primary and excess of loss employers, public, and products liability business predominately in the U.K. Target industry sectors include construction, manufacturing, transportation and trucking, and other services.

Cyber: provides cover for cyber, technology errors and omissions, media and miscellaneous professional liability. Cover is provided for a range of risks including data recovery and bricking, cyber-crime, liability and regulatory actions, business interruption, extortion, reputational harm, Payment Card Industry Data Security Standard and media liability.

Marine and Aviation: Marine provides cover for traditional marine classes, including offshore energy, renewable offshore energy, cargo, liability including kidnap and ransom, fine art, specie, and hull war. Offshore energy coverages include physical damage, business interruption, operator's extra expense and liability coverage for all aspects of offshore upstream energy, from exploration and construction through the operation and distribution phases. Aviation provides hull and liability, and specific war cover primarily for passenger airlines but also for cargo operations, general aviation operations, airports, aviation authorities, security firms and product manufacturers.

Accident and Health: includes personal accident, travel insurance and specialty health products for employer and affinity groups, and pet insurance.

Credit and Political Risk: provides credit and political risk insurance products for banks, commodity traders, corporations and multilateral and export credit agencies. Cover is provided for a range of risks including sovereign and corporate credit default, political violence, currency inconvertibility and non-transfer, expropriation, aircraft non-repossession and contract frustration due to political events.

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)
REINSURANCE SEGMENT

Our reinsurance segment provides treaty reinsurance to insurance companies on a worldwide basis, written on an excess of loss or a proportional basis. For excess of loss business, we typically indemnify the reinsured for a portion of losses, individually and in the aggregate, in excess of a specified individual or aggregate loss deductible. For proportional business, we assume an agreed percentage of the underlying premiums and accept liability for the same percentage of losses and loss expenses. Our business is primarily produced through reinsurance brokers worldwide. The following are the lines of business in our reinsurance segment:
Liability: provides protection to insurers of admitted casualty business, excess and surplus lines casualty business and specialty casualty programs. The primary focus of the underlying business is general liability, workers' compensation, auto liability, and excess casualty.
Accident and Health: includes personal accident, specialty health, accidental death, travel, life and disability reinsurance products which are offered on a proportional and catastrophic or per life excess of loss basis.
Professional Lines: provides protection for directors’ and officers’ liability, employment practices liability, medical malpractice, professional indemnity, environmental liability, cyber and miscellaneous errors and omissions insurance risks. The underlying business is predominantly written on a claims-made basis. This business is written on a proportional and excess of loss basis.
Credit and Surety: Credit reinsurance provides reinsurance of trade credit insurance products and includes proportional and excess of loss structures. The underlying insurance indemnifies sellers of goods and services in the event of a payment default by the buyer of those goods and services. Surety reinsurance provides protection for losses arising from a broad array of surety bonds issued by insurers to satisfy regulatory demands or contract obligations in a variety of jurisdictions around the world. Mortgage reinsurance is provided to mortgage guaranty insurers and U.S. government sponsored entities for losses related to credit risk transfer into the private sector.
Motor: provides protection to insurers for motor liability and property damage losses arising out of any one occurrence. A loss occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence. Traditional proportional and non-proportional reinsurance as well as structured solutions are offered.
Agriculture: provides protection for risks associated with the production of food and fiber on a global basis for primary insurance companies writing multi-peril crop insurance, crop hail, and named peril covers, as well as custom risk transfer mechanisms for agricultural dependent industries with exposures to crop yield and/or price deviations. This business is written on a proportional and aggregate stop loss reinsurance basis.
Marine and Aviation: Marine includes specialty marine classes such as cargo, hull, pleasure craft, marine liability, inland marine and offshore energy. The principal perils covered by policies in this portfolio include physical loss, damage and/or liability arising from natural perils of the seas or land, man-made events including fire and explosion, stranding/sinking/salvage, pollution, shipowners and maritime employers liability. This business is written on a non-proportional and proportional basis. Aviation provides cover for airline, aerospace and general aviation exposures. This business is written on a proportional and non-proportional basis. The Company exited Aviation business effective January 1, 2023.
Run-off lines
Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The underlying policies principally cover property-related exposures but other exposures including workers compensation and personal accident are also covered. The principal perils covered by policies in this portfolio include hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. This business is written on a proportional and an excess of loss basis. The Company exited this line of business in June 2022.
Property: provides protection for property damage and related losses resulting from natural and man-made perils that are covered in the underlying personal and commercial lines insurance policies written by our cedants. The predominant exposure is to property damage, but other risks, including business interruption and other non-property losses, may also be covered when arising from a covered peril. The most significant perils covered by policies in this portfolio include windstorm, tornado and earthquake, but other perils such as freezes, riots, floods, industrial explosions, fires, hail and a number of other loss events are also included. This business is written on a proportional and excess of loss basis. The Company exited this line of business in June 2022.
Engineering: provides protection for all types of construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes cover for losses arising from operational failures of machinery, plant and equipment and electronic equipment as well as business interruption. The Company exited this line of business in 2020.

AXIS CAPITAL HOLDINGS LIMITED
FINANCIAL HIGHLIGHTS

		Three months ended September 30,				Nine months ended September 30,
		2023	2022	Change		2023	2022	Change

HIGHLIGHTS	Gross premiums written	$1,905,878	$1,707,808	11.6%		$6,572,232	$6,455,899	1.8%
	Gross premiums written - Insurance	76.5%	77.2%	(0.7)	pts	69.3%	63.7%	5.6	pts
	Gross premiums written - Reinsurance	23.5%	22.8%	0.7	pts	30.7%	36.3%	(5.6)	pts
	Net premiums written	$975,357	$1,036,784	(5.9%)		$4,030,070	$4,166,502	(3.3%)
	Net premiums earned	$1,322,564	$1,284,866	2.9%		$3,818,508	$3,820,163	—%
	Net premiums earned - Insurance	67.0%	60.9%	6.1	pts	66.6%	60.3%	6.3	pts
	Net premiums earned - Reinsurance	33.0%	39.1%	(6.1)	pts	33.4%	39.7%	(6.3)	pts
	Net income (loss) available (attributable) to common shareholders	$180,535	$(16,947)	nm		$496,182	$151,904	nm
	Operating income [a]	$201,891	$2,507	nm		$593,122	$331,323	79.0%
	Annualized return on average common equity [b]	16.1%	(1.7%)	17.8	pts	15.4%	4.7%	10.7	pts
	Annualized operating return on average common equity [c]	18.0%	0.3%	17.7	pts	18.4%	10.2%	8.2	pts
	Total shareholders’ equity	$5,033,208	$4,343,423	15.9%		$5,033,208	$4,343,423	15.9%

PER COMMON SHARE AND COMMON SHARE DATA	Earnings (loss) per diluted common share	$2.10	($0.20)	nm		$5.77	$1.77	nm
	Operating income per diluted common share [d]	$2.34	$0.03	nm		$6.90	$3.86	78.8%
	Weighted average diluted common shares outstanding	86,108	84,660	1.7%		85,927	85,674	0.3%
	Book value per common share	$52.60	$44.80	17.4%		$52.60	$44.80	17.4%
	Book value per diluted common share (treasury stock method)	$51.17	$43.50	17.6%		$51.17	$43.50	17.6%
	Tangible book value per diluted common share (treasury stock method) [a]	$48.44	$40.64	19.2%		$48.44	$40.64	19.2%

FINANCIAL RATIOS	Current accident year loss ratio, excluding catastrophe and weather-related losses	56.3%	57.1%	(0.8)	pts	56.1%	55.5%	0.6	pts
	Catastrophe and weather-related losses ratio	3.2%	16.6%	(13.4)	pts	2.9%	8.9%	(6.0)	pts
	Current accident year loss ratio	59.5%	73.7%	(14.2)	pts	59.0%	64.4%	(5.4)	pts
	Prior year reserve development ratio	(0.2%)	(0.4%)	0.2	pts	(0.3%)	(0.4%)	0.1	pts
	Net losses and loss expenses ratio	59.3%	73.3%	(14.0)	pts	58.7%	64.0%	(5.3)	pts
	Acquisition cost ratio	19.9%	18.7%	1.2	pts	19.6%	19.5%	0.1	pts
	General and administrative expense ratio [e]	13.5%	12.3%	1.2	pts	13.4%	12.9%	0.5	pts
	Combined ratio	92.7%	104.3%	(11.6)	pts	91.7%	96.4%	(4.7)	pts

INVESTMENT DATA	Total assets	$29,472,524	$27,119,753	8.7%		$29,472,524	$27,119,753	8.7%
	Total cash and invested assets [f]	$16,132,296	$15,640,704	3.1%		$16,132,296	$15,640,704	3.1%
	Net investment income	$154,201	$88,177	74.9%		$424,802	$271,744	56.3%
	Net investment gains (losses)	$(53,114)	$(146,458)	(63.7%)		$(97,671)	$(414,231)	(76.4%)
	Book yield of fixed maturities	4.1%	2.9%	1.2	pts	4.1%	2.9%	1.2	pts

[a]    Operating income (loss), operating income (loss) per diluted common share, annualized operating return on average common equity ("operating ROACE") and tangible book value per diluted common share are non-GAAP financial measures as defined by Regulation G. The reconciliations to the most comparable GAAP financial measures, net income (loss) available (attributable) to common shareholders, earnings (loss) per diluted common share, annualized return on average common equity ("ROACE") and book value per diluted common share, respectively, and a discussion of the rationale for the presentation of these items are provided later in this document.
[b]    Annualized ROACE is calculated by dividing annualized net income (loss) available (attributable) to common shareholders for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.
[c]    Annualized operating ROACE is calculated by dividing annualized operating income (loss) for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.
[d]    Operating income (loss) per diluted common share is calculated by dividing operating income (loss) for the period by weighted average diluted common shares outstanding.
[e]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.
[f]    Total cash and invested assets represents the total cash and cash equivalents, fixed maturities, equity securities, mortgage loans, other investments, equity method investments, short-term investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2023 AND 2022

	Three months ended September 30,		Nine months ended September 30,
	2023	2022	2023	2022

Revenues
Net premiums earned	$1,322,564	$1,284,866	$3,818,508	$3,820,163
Net investment income	154,201	88,177	424,802	271,744
Net investment gains (losses)	(53,114)	(146,458)	(97,671)	(414,231)
Other insurance related income	10,344	1,092	16,444	9,998
Total revenues	1,433,995	1,227,677	4,162,083	3,687,674

Expenses
Net losses and loss expenses	783,940	941,911	2,240,840	2,444,196
Acquisition costs	263,389	240,511	747,027	746,443
General and administrative expenses	179,283	158,245	514,596	492,872
Foreign exchange gains	(50,570)	(135,660)	(11,755)	(236,934)
Interest expense and financing costs	16,445	15,915	50,077	46,720
Reorganization expenses	28,997	6,213	28,997	21,941
Amortization of intangible assets	2,729	2,729	8,188	8,188
Total expenses	1,224,213	1,229,864	3,577,970	3,523,426

Income (loss) before income taxes and interest in income (loss) of equity method investments	209,782	(2,187)	584,113	164,248
Income tax (expense) benefit	(24,624)	363	(68,078)	5,304
Interest in income (loss) of equity method investments	2,940	(7,560)	2,835	5,040
Net income (loss)	188,098	(9,384)	518,870	174,592
Preferred share dividends	7,563	7,563	22,688	22,688
Net income (loss) available (attributable) to common shareholders	$180,535	$(16,947)	$496,182	$151,904

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS

							Year ended December 31,
	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q3 2021	2022
UNDERWRITING REVENUES
Gross premiums written	$1,905,878	$2,284,378	$2,381,976	$1,758,696	$1,707,808	$1,646,489	$8,214,595
Ceded premiums written	(930,521)	(838,021)	(773,620)	(662,142)	(671,024)	(650,018)	(2,951,539)
Net premiums written	975,357	1,446,357	1,608,356	1,096,554	1,036,784	996,471	5,263,056

Gross premiums earned	2,046,222	1,969,662	1,921,768	2,050,239	2,012,426	1,879,280	7,936,382
Ceded premiums earned	(723,658)	(703,917)	(691,569)	(710,077)	(727,560)	(667,853)	(2,776,056)
Net premiums earned	1,322,564	1,265,745	1,230,199	1,340,162	1,284,866	1,211,427	5,160,326
Other insurance related income	10,344	5,524	577	3,076	1,092	7,665	13,073
Total underwriting revenues	1,332,908	1,271,269	1,230,776	1,343,238	1,285,958	1,219,092	5,173,399

UNDERWRITING EXPENSES
Net losses and loss expenses	783,940	736,257	720,642	798,214	941,911	911,369	3,242,410
Acquisition costs	263,389	253,265	230,373	275,573	240,511	231,712	1,022,017
Underwriting-related general and administrative expenses [a]	138,601	133,255	140,395	137,220	132,570	134,826	550,289
Total underwriting expenses	1,185,930	1,122,777	1,091,410	1,211,007	1,314,992	1,277,907	4,814,716

UNDERWRITING INCOME (LOSS) [b]	146,978	148,492	139,366	132,231	(29,034)	(58,815)	358,683

OTHER (EXPENSES) REVENUES
Net investment income	154,201	136,829	133,771	147,085	88,177	107,339	418,829
Net investment gains (losses)	(53,114)	(24,370)	(20,190)	(42,558)	(146,458)	10,932	(456,789)
Corporate expenses [a]	(40,682)	(35,248)	(26,416)	(50,252)	(25,675)	(23,134)	(130,054)
Foreign exchange (losses) gains	50,570	(30,104)	(8,710)	(78,989)	135,660	28,032	157,945
Interest expense and financing costs	(16,445)	(16,738)	(16,894)	(16,426)	(15,915)	(15,954)	(63,146)
Reorganization expenses	(28,997)	—	—	(9,485)	(6,213)	—	(31,426)
Amortization of value of business acquired	—	—	—	—	—	(1,028)	—
Amortization of intangible assets	(2,729)	(2,729)	(2,729)	(2,729)	(2,729)	(3,149)	(10,917)
Total other (expenses) revenues	62,804	27,640	58,832	(53,354)	26,847	103,038	(115,558)

INCOME (LOSS) BEFORE INCOME TAXES AND INTEREST IN INCOME (LOSS) OF EQUITY METHOD INVESTMENTS	209,782	176,132	198,198	78,877	(2,187)	44,223	243,125
Income tax (expense) benefit	(24,624)	(27,558)	(15,896)	(27,341)	363	(1,186)	(22,037)
Interest in income (loss) of equity method investments	2,940	2,100	(2,205)	(3,045)	(7,560)	11,911	1,995

NET INCOME (LOSS)	188,098	150,674	180,097	48,491	(9,384)	54,948	223,083
Preferred share dividends	(7,563)	(7,563)	(7,563)	(7,563)	(7,563)	(7,563)	(30,250)
NET INCOME (LOSS) AVAILABLE (ATTRIBUTABLE) TO COMMON SHAREHOLDERS	$180,535	$143,111	$172,534	$40,928	$(16,947)	$47,385	$192,833

[a]    Underwriting-related general and administrative expenses is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to general and administrative expenses, the most comparable GAAP financial measure, also includes corporate expenses.
[b]    Consolidated underwriting income (loss) is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to net income (loss), the most comparable GAAP financial measure, is presented above.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED KEY RATIOS

							Year ended December 31,
	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q3 2021	2022
KEY RATIOS/PER SHARE DATA
Current accident year loss ratio, excluding catastrophe and weather-related losses	56.3%	56.1%	55.8%	55.5%	57.1%	55.4%	55.5%
Catastrophe and weather-related losses ratio	3.2%	2.6%	3.1%	4.7%	16.6%	20.7%	7.8%
Current accident year loss ratio	59.5%	58.7%	58.9%	60.2%	73.7%	76.1%	63.3%
Prior year reserve development ratio	(0.2%)	(0.5%)	(0.3%)	(0.6%)	(0.4%)	(0.9%)	(0.5%)
Net losses and loss expenses ratio	59.3%	58.2%	58.6%	59.6%	73.3%	75.2%	62.8%
Acquisition cost ratio	19.9%	20.0%	18.7%	20.6%	18.7%	19.1%	19.8%
General and administrative expense ratio [a]	13.5%	13.3%	13.6%	13.9%	12.3%	13.1%	13.2%
Combined ratio	92.7%	91.5%	90.9%	94.1%	104.3%	107.4%	95.8%

Weighted average common shares outstanding	85,223	85,207	84,864	84,667	84,660	84,771	84,864
Weighted average diluted common shares outstanding [b]	86,108	85,812	85,853	85,655	84,660	85,336	85,669
Earnings (loss) per common share	$2.12	$1.68	$2.03	$0.48	($0.20)	$0.56	$2.27
Earnings (loss) per diluted common share	$2.10	$1.67	$2.01	$0.48	($0.20)	$0.56	$2.25
Annualized ROACE	16.1%	12.9%	16.2%	4.2%	(1.7%)	3.9%	4.3%
Annualized operating ROACE	18.0%	17.2%	18.8%	16.9%	0.3%	0.1%	11.1%

[a]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.
[b]    Due to the net loss attributable to common shareholders recognized for the three months ended September 30, 2022, the share equivalents were anti-dilutive.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS

	Nine months ended September 30,			Year ended December 31,
	2023	2022	2021	2022	2021
UNDERWRITING REVENUES
Gross premiums written	$6,572,232	$6,455,899	$6,123,156	$8,214,595	$7,685,984
Ceded premiums written	(2,542,162)	(2,289,397)	(2,143,941)	(2,951,539)	(2,759,360)
Net premiums written	4,030,070	4,166,502	3,979,215	5,263,056	4,926,624

Gross premiums earned	5,937,651	5,886,143	5,345,188	7,936,382	7,281,709
Ceded premiums earned	(2,119,143)	(2,065,980)	(1,873,098)	(2,776,056)	(2,571,859)
Net premiums earned	3,818,508	3,820,163	3,472,090	5,160,326	4,709,850
Other insurance related income	16,444	9,998	16,262	13,073	23,295
Total underwriting revenues	3,834,952	3,830,161	3,488,352	5,173,399	4,733,145

UNDERWRITING EXPENSES
Net losses and loss expenses	2,240,840	2,444,196	2,292,559	3,242,410	3,008,783
Acquisition costs	747,027	746,443	669,654	1,022,017	921,834
Underwriting-related general and administrative expenses [a]	412,251	413,069	396,455	550,289	536,834
Total underwriting expenses	3,400,118	3,603,708	3,358,668	4,814,716	4,467,451

UNDERWRITING INCOME [b]	434,834	226,453	129,684	358,683	265,694

OTHER (EXPENSES) REVENUES
Net investment income	424,802	271,744	326,174	418,829	454,301
Net investment gains (losses)	(97,671)	(414,231)	113,868	(456,789)	134,279
Corporate expenses [a]	(102,345)	(79,803)	(82,365)	(130,054)	(126,470)
Foreign exchange (losses) gains	11,755	236,934	4,316	157,945	(315)
Interest expense and financing costs	(50,077)	(46,720)	(46,759)	(63,146)	(62,302)
Reorganization expenses	(28,997)	(21,941)	—	(31,426)	—
Amortization of value of business acquired	—	—	(3,083)	—	(3,854)
Amortization of intangible assets	(8,188)	(8,188)	(9,163)	(10,917)	(12,424)
Total other (expenses) revenues	149,279	(62,205)	302,988	(115,558)	383,215

INCOME BEFORE INCOME TAXES AND INTEREST IN INCOME OF EQUITY METHOD INVESTMENTS	584,113	164,248	432,672	243,125	648,909
Income tax (expense) benefit	(68,078)	5,304	(49,827)	(22,037)	(62,384)
Interest in income of equity method investments	2,835	5,040	30,871	1,995	32,084

NET INCOME	518,870	174,592	413,716	223,083	618,609
Preferred share dividends	(22,688)	(22,688)	(22,688)	(30,250)	(30,250)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$496,182	$151,904	$391,028	$192,833	$588,359

[a]   Underwriting-related general and administrative expenses is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to total general and administrative expenses, the most comparable GAAP financial measure, also includes corporate expenses.
[b] Consolidated underwriting income (loss) is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to net income (loss), the most comparable GAAP financial measure, is presented above.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED KEY RATIOS

	Nine months ended September 30,			Year ended December 31,
	2023	2022	2021	2022	2021
KEY RATIOS/PER SHARE DATA
Current accident year loss ratio, excluding catastrophe and weather-related losses	56.1%	55.5%	55.4%	55.5%	55.1%
Catastrophe and weather-related losses ratio	2.9%	8.9%	11.3%	7.8%	9.5%
Current accident year loss ratio	59.0%	64.4%	66.7%	63.3%	64.6%
Prior year reserve development ratio	(0.3%)	(0.4%)	(0.7%)	(0.5%)	(0.7%)
Net losses and loss expenses ratio	58.7%	64.0%	66.0%	62.8%	63.9%
Acquisition cost ratio	19.6%	19.5%	19.3%	19.8%	19.6%
General and administrative expense ratio [a]	13.4%	12.9%	13.8%	13.2%	14.0%
Combined ratio	91.7%	96.4%	99.1%	95.8%	97.5%

Weighted average common shares outstanding	85,099	84,930	84,684	84,864	84,707
Weighted average diluted common shares outstanding	85,927	85,674	85,191	85,669	85,291
Earnings per common share	$5.83	$1.79	$4.62	$2.27	$6.95
Earnings per diluted common share	$5.77	$1.77	$4.59	$2.25	$6.90
Annualized ROACE	15.4%	4.7%	10.9%	4.3%	12.2%
Annualized operating ROACE	18.4%	10.2%	7.1%	11.1%	9.1%
[a] Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED SEGMENT DATA

	Three months ended September 30, 2023			Nine months ended September 30, 2023
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$1,457,624	$448,254	$1,905,878	$4,557,386	$2,014,846	$6,572,232
Ceded premiums written	(572,372)	(358,149)	(930,521)	(1,768,537)	(773,625)	(2,542,162)
Net premiums written	885,252	90,105	975,357	2,788,849	1,241,221	4,030,070

Gross premiums earned	1,463,578	582,644	2,046,222	4,227,711	1,709,940	5,937,651
Ceded premiums earned	(577,864)	(145,794)	(723,658)	(1,682,791)	(436,352)	(2,119,143)
Net premiums earned	885,714	436,850	1,322,564	2,544,920	1,273,588	3,818,508
Other insurance related income (loss)	(22)	10,366	10,344	90	16,354	16,444
Total underwriting revenues	885,692	447,216	1,332,908	2,545,010	1,289,942	3,834,952

UNDERWRITING EXPENSES
Net losses and loss expenses	491,368	292,572	783,940	1,398,486	842,354	2,240,840
Acquisition costs	169,384	94,005	263,389	473,413	273,614	747,027
Underwriting-related general and administrative expenses	120,330	18,271	138,601	350,494	61,757	412,251
Total underwriting expenses	781,082	404,848	1,185,930	2,222,393	1,177,725	3,400,118

UNDERWRITING INCOME	$104,610	$42,368	$146,978	$322,617	$112,217	$434,834

Catastrophe and weather-related losses, net of reinstatement premiums	$37,145	$4,518	$41,663	$87,968	$23,871	$111,839
Net favorable prior year reserve development	$1,609	$1,153	$2,762	$5,433	$7,685	$13,118

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	51.5%	66.2%	56.3%	51.7%	64.9%	56.1%
Catastrophe and weather-related losses ratio	4.2%	1.0%	3.2%	3.5%	1.8%	2.9%
Current accident year loss ratio	55.7%	67.2%	59.5%	55.2%	66.7%	59.0%
Prior year reserve development ratio	(0.2%)	(0.2%)	(0.2%)	(0.2%)	(0.6%)	(0.3%)
Net losses and loss expenses ratio	55.5%	67.0%	59.3%	55.0%	66.1%	58.7%
Acquisition cost ratio	19.1%	21.5%	19.9%	18.6%	21.5%	19.6%
Underwriting-related general and administrative expense ratio	13.6%	4.2%	10.4%	13.7%	4.9%	10.7%
Corporate expense ratio			3.1%			2.7%
Combined ratio	88.2%	92.7%	92.7%	87.3%	92.5%	91.7%

AXIS CAPITAL HOLDINGS LIMITED
GROSS PREMIUMS WRITTEN BY SEGMENT BY LINE OF BUSINESS

							Nine months ended September 30,		Year ended December 31,
	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q3 2021	2023	2022	2022

INSURANCE SEGMENT
Professional Lines	$285,739	$294,403	$221,615	$378,336	$317,074	$317,210	$801,757	$944,629	$1,322,966
Property	395,269	533,479	381,339	351,503	297,537	287,715	1,310,086	1,005,986	1,357,489
Liability	316,433	328,768	284,026	312,327	266,615	228,497	929,228	826,318	1,138,645
Cyber	148,011	182,049	152,788	157,794	182,367	148,366	482,847	486,952	644,746
Marine and Aviation	169,819	205,153	233,424	133,712	140,661	120,417	608,396	518,974	652,687
Accident and Health	88,742	85,836	79,384	68,551	66,153	46,644	253,963	189,849	258,399
Credit and Political Risk	53,611	54,462	63,036	68,582	47,483	27,651	171,109	142,068	210,649
TOTAL INSURANCE SEGMENT	$1,457,624	$1,684,150	$1,415,612	$1,470,805	$1,317,890	$1,176,500	$4,557,386	$4,114,776	$5,585,581

REINSURANCE SEGMENT
Liability	$184,665	$159,234	$198,861	$88,911	$156,500	$166,085	$542,760	$630,921	$719,831
Accident and Health	64,463	20,696	295,985	11,875	59,313	60,927	381,144	400,016	411,891
Professional Lines	42,950	186,233	136,201	66,597	27,575	24,279	365,384	334,210	400,807
Credit and Surety	70,486	103,430	115,237	63,873	53,944	55,807	289,153	234,692	298,565
Motor	27,113	26,966	140,115	30,231	22,035	12,151	194,194	209,563	239,794
Agriculture	37,846	66,985	22,399	10,904	39,312	11,992	127,231	117,108	128,012
Marine and Aviation	6,954	22,034	30,531	8,863	8,823	12,428	59,518	84,506	93,371
Total	434,477	585,578	939,329	281,254	367,502	343,669	1,959,384	2,011,016	2,292,271

Run-off lines
Catastrophe	6,415	10,874	16,301	1,110	21,227	88,396	33,590	221,700	222,810
Property	5,271	3,842	9,605	4,611	2,173	38,584	18,718	98,882	103,492
Engineering	2,091	(66)	1,129	916	(984)	(660)	3,154	9,525	10,441
Total run-off lines	13,777	14,650	27,035	6,637	22,416	126,320	55,462	330,107	336,743
TOTAL REINSURANCE SEGMENT	$448,254	$600,228	$966,364	$287,891	$389,918	$469,989	$2,014,846	$2,341,123	$2,629,014

CONSOLIDATED TOTAL	$1,905,878	$2,284,378	$2,381,976	$1,758,696	$1,707,808	$1,646,489	$6,572,232	$6,455,899	$8,214,595

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED DATA

							Year ended December 31,
	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q3 2021	2022
UNDERWRITING REVENUES
Gross premiums written	$1,905,878	$2,284,378	$2,381,976	$1,758,696	$1,707,808	$1,646,489	$8,214,595
Ceded premiums written	(930,521)	(838,021)	(773,620)	(662,142)	(671,024)	(650,018)	(2,951,539)
Net premiums written	975,357	1,446,357	1,608,356	1,096,554	1,036,784	996,471	5,263,056

Gross premiums earned	2,046,222	1,969,662	1,921,768	2,050,239	2,012,426	1,879,280	7,936,382
Ceded premiums earned	(723,658)	(703,917)	(691,569)	(710,077)	(727,560)	(667,853)	(2,776,056)
Net premiums earned	1,322,564	1,265,745	1,230,199	1,340,162	1,284,866	1,211,427	5,160,326
Other insurance related income	10,344	5,524	577	3,076	1,092	7,665	13,073
Total underwriting revenues	1,332,908	1,271,269	1,230,776	1,343,238	1,285,958	1,219,092	5,173,399

UNDERWRITING EXPENSES
Net losses and loss expenses	783,940	736,257	720,642	798,214	941,911	911,369	3,242,410
Acquisition costs	263,389	253,265	230,373	275,573	240,511	231,712	1,022,017
Underwriting-related general and administrative expenses	138,601	133,255	140,395	137,220	132,570	134,826	550,289
Total underwriting expenses	1,185,930	1,122,777	1,091,410	1,211,007	1,314,992	1,277,907	4,814,716

UNDERWRITING INCOME (LOSS)	$146,978	$148,492	$139,366	$132,231	$(29,034)	$(58,815)	$358,683

Catastrophe and weather-related losses, net of reinstatement premiums	$41,663	$32,228	$37,723	$63,610	$211,969	$249,830	$402,803
Net favorable prior year reserve development	$2,762	$6,319	$4,038	$7,901	$4,735	$11,012	$25,533

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	56.3%	56.1%	55.8%	55.5%	57.1%	55.4%	55.5%
Catastrophe and weather-related losses ratio	3.2%	2.6%	3.1%	4.7%	16.6%	20.7%	7.8%
Current accident year loss ratio	59.5%	58.7%	58.9%	60.2%	73.7%	76.1%	63.3%
Prior year reserve development ratio	(0.2%)	(0.5%)	(0.3%)	(0.6%)	(0.4%)	(0.9%)	(0.5%)
Net losses and loss expenses ratio	59.3%	58.2%	58.6%	59.6%	73.3%	75.2%	62.8%
Acquisition cost ratio	19.9%	20.0%	18.7%	20.6%	18.7%	19.1%	19.8%
General and administrative expenses ratio [a]	13.5%	13.3%	13.6%	13.9%	12.3%	13.1%	13.2%
Combined ratio	92.7%	91.5%	90.9%	94.1%	104.3%	107.4%	95.8%

[a]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

AXIS CAPITAL HOLDINGS LIMITED
INSURANCE SEGMENT DATA

							Year ended December 31,
	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q3 2021	2022
UNDERWRITING REVENUES
Gross premiums written	$1,457,624	$1,684,150	$1,415,612	$1,470,805	$1,317,890	$1,176,500	$5,585,581
Ceded premiums written	(572,372)	(663,129)	(533,036)	(584,019)	(540,101)	(469,008)	(2,207,675)
Net premiums written	885,252	1,021,021	882,576	886,786	777,789	707,492	3,377,906

Gross premiums earned	1,463,578	1,393,438	1,370,696	1,368,859	1,331,887	1,142,550	5,219,303
Ceded premiums earned	(577,864)	(550,687)	(554,240)	(538,345)	(549,786)	(461,542)	(2,085,148)
Net premiums earned	885,714	842,751	816,456	830,514	782,101	681,008	3,134,155
Other insurance related income (loss)	(22)	58	54	89	151	468	559
Total underwriting revenues	885,692	842,809	816,510	830,603	782,252	681,476	3,134,714

UNDERWRITING EXPENSES
Net losses and loss expenses	491,368	457,650	449,467	439,268	519,006	442,681	1,785,854
Acquisition costs	169,384	156,972	147,058	154,859	139,436	123,529	577,838
Underwriting-related general and administrative expenses	120,330	113,534	116,630	113,106	108,072	104,905	443,704
Total underwriting expenses	781,082	728,156	713,155	707,233	766,514	671,115	2,807,396

UNDERWRITING INCOME	$104,610	$114,653	$103,355	$123,370	$15,738	$10,361	$327,318

Catastrophe and weather-related losses, net of reinstatement premiums	$37,145	$26,440	$24,333	$33,218	$112,799	$104,873	$206,735
Net favorable prior year reserve development	$1,609	$2,784	$1,041	$3,955	$2,558	$5,418	$16,350

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	51.5%	51.5%	52.2%	49.3%	52.6%	50.8%	51.0%
Catastrophe and weather-related losses ratio	4.2%	3.1%	3.0%	4.1%	14.1%	15.0%	6.5%
Current accident year loss ratio	55.7%	54.6%	55.2%	53.4%	66.7%	65.8%	57.5%
Prior year reserve development ratio	(0.2%)	(0.3%)	(0.1%)	(0.5%)	(0.3%)	(0.8%)	(0.5%)
Net losses and loss expenses ratio	55.5%	54.3%	55.1%	52.9%	66.4%	65.0%	57.0%
Acquisition cost ratio	19.1%	18.6%	18.0%	18.6%	17.8%	18.1%	18.4%
Underwriting-related general and administrative expenses ratio	13.6%	13.5%	14.2%	13.7%	13.8%	15.4%	14.2%
Combined ratio	88.2%	86.4%	87.3%	85.2%	98.0%	98.5%	89.6%

AXIS CAPITAL HOLDINGS LIMITED
REINSURANCE SEGMENT DATA

							Year ended December 31,
	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q3 2021	2022
UNDERWRITING REVENUES
Gross premiums written	$448,254	$600,228	$966,364	$287,891	$389,918	$469,989	$2,629,014
Ceded premiums written	(358,149)	(174,892)	(240,584)	(78,123)	(130,923)	(181,010)	(743,864)
Net premiums written	90,105	425,336	725,780	209,768	258,995	288,979	1,885,150

Gross premiums earned	582,644	576,224	551,072	681,380	680,539	736,730	2,717,079
Ceded premiums earned	(145,794)	(153,230)	(137,329)	(171,732)	(177,774)	(206,311)	(690,908)
Net premiums earned	436,850	422,994	413,743	509,648	502,765	530,419	2,026,171
Other insurance related income	10,366	5,466	523	2,987	941	7,197	12,514
Total underwriting revenues	447,216	428,460	414,266	512,635	503,706	537,616	2,038,685

UNDERWRITING EXPENSES
Net losses and loss expenses	292,572	278,607	271,175	358,946	422,905	468,688	1,456,556
Acquisition costs	94,005	96,293	83,315	120,714	101,075	108,183	444,179
Underwriting-related general and administrative expenses	18,271	19,721	23,765	24,114	24,498	29,921	106,585
Total underwriting expenses	404,848	394,621	378,255	503,774	548,478	606,792	2,007,320

UNDERWRITING INCOME (LOSS)	$42,368	$33,839	$36,011	$8,861	$(44,772)	$(69,176)	$31,365

Catastrophe and weather-related losses, net of reinstatement premiums	$4,518	$5,788	$13,390	$30,392	$99,170	$144,957	$196,068
Net favorable prior year reserve development	$1,153	$3,535	$2,997	$3,946	$2,177	$5,594	$9,183

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	66.2%	65.3%	63.0%	65.5%	64.2%	61.4%	62.6%
Catastrophe and weather-related losses ratio	1.0%	1.4%	3.3%	5.7%	20.3%	28.0%	9.7%
Current accident year loss ratio	67.2%	66.7%	66.3%	71.2%	84.5%	89.4%	72.3%
Prior year reserve development ratio	(0.2%)	(0.8%)	(0.8%)	(0.8%)	(0.4%)	(1.0%)	(0.4%)
Net losses and loss expenses ratio	67.0%	65.9%	65.5%	70.4%	84.1%	88.4%	71.9%
Acquisition cost ratio	21.5%	22.8%	20.1%	23.7%	20.1%	20.4%	21.9%
Underwriting-related general and administrative expense ratio	4.2%	4.6%	5.8%	4.7%	4.9%	5.6%	5.3%
Combined ratio	92.7%	93.3%	91.4%	98.8%	109.1%	114.4%	99.1%

AXIS CAPITAL HOLDINGS LIMITED
STRATEGIC CAPITAL PARTNERS

	Three months ended September 30,						Nine months ended September 30,
	2023			2022			2023			2022
TOTAL MANAGED PREMIUMS [a]	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
Total Managed Premiums	$1,457,624	$448,254	$1,905,878	$1,317,890	$389,918	$1,707,808	$4,557,386	$2,014,846	$6,572,232	$4,114,776	$2,341,123	$6,455,899
Premiums ceded to Harrington Re	233	53,834	54,067	4,279	44,867	49,146	5,458	264,797	270,255	14,704	263,803	278,507
Premiums ceded to Other Strategic Capital Partners	—	304,315	304,315	—	86,056	86,056	—	508,828	508,828	—	401,938	401,938
Premiums ceded to Other Reinsurers	572,139	—	572,139	535,822	—	535,822	1,763,079	—	1,763,079	1,608,952	—	1,608,952
Net premiums written	$885,252	$90,105	$975,357	$777,789	$258,995	$1,036,784	$2,788,849	$1,241,221	$4,030,070	$2,491,120	$1,675,382	$4,166,502

FEE INCOME FROM STRATEGIC CAPITAL PARTNERS [b]
Other insurance related income	$—	$10,366	$10,366	$—	$519	$519	$—	$16,354	$16,354	$—	$8,184	$8,184
Offset to general and administrative expenses	—	9,610	9,610	—	10,583	10,583	—	26,160	26,160	—	32,365	32,365
Total Fee income	$—	$19,976	$19,976	$—	$11,102	$11,102	$—	$42,514	$42,514	$—	$40,549	$40,549

[a]    Total managed premiums represents gross premiums written of $1.9 billion and $1.7 billion for the three months ended September 30, 2023 and 2022, respectively, and $6.6 billion and $6.5 billion for the nine months ended September 30, 2023 and 2022, respectively, and includes premiums written by the insurance and reinsurance segments on behalf of strategic capital partners and other reinsurers. Premiums ceded to strategic capital partners and other reinsurers by AXIS Insurance and AXIS Re are presented above.
[b]    Fee income from strategic capital partners represents service fees and reimbursement of expenses from strategic capital partners.

AXIS CAPITAL HOLDINGS LIMITED
NET INVESTMENT INCOME

							Nine months ended September 30,		Year ended December 31,
	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q3 2021	2023	2022	2022

Fixed maturities	$133,006	$124,390	$118,262	$105,077	$87,364	$63,712	$375,659	$224,780	$329,858
Other investments	312	(5,341)	486	24,242	(7,576)	41,695	(4,543)	32,801	57,043
Equity securities	3,050	2,990	2,455	3,041	2,490	2,724	8,495	7,349	10,390
Mortgage loans	8,892	8,880	8,386	8,084	6,256	4,426	26,158	15,323	23,407
Cash and cash equivalents	14,465	11,161	10,012	10,127	5,350	692	35,638	10,147	20,273
Short-term investments	2,195	2,129	1,660	1,964	1,004	391	5,984	1,571	3,535

Gross investment income	161,920	144,209	141,261	152,535	94,888	113,640	447,391	291,971	444,506
Investment expenses	(7,719)	(7,380)	(7,490)	(5,450)	(6,711)	(6,301)	(22,589)	(20,227)	(25,677)

Net investment income	$154,201	$136,829	$133,771	$147,085	$88,177	$107,339	$424,802	$271,744	$418,829

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED BALANCE SHEETS

	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
	2023	2023	2023	2022	2022	2021
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$11,723,368	$11,564,397	$11,627,555	$11,326,894	$10,784,353	$12,380,959
Fixed maturities, held to maturity, at amortized cost	712,840	717,310	716,768	698,351	690,380	416,879
Equity securities, at fair value	556,262	596,692	573,916	485,253	469,839	618,822
Mortgage loans, held for investment, at fair value	610,277	609,274	634,470	627,437	653,700	623,487
Other investments, at fair value	954,571	970,079	1,008,887	996,751	970,310	892,664
Equity method investments	162,412	148,183	146,083	148,288	151,333	145,080
Short-term investments, at fair value	115,959	46,282	70,416	70,310	80,260	68,267
Total investments	14,835,689	14,652,217	14,778,095	14,353,284	13,800,175	15,146,158
Cash and cash equivalents	1,267,315	1,518,270	1,179,295	1,174,653	1,835,262	1,499,204
Accrued interest receivable	99,978	100,915	97,983	94,418	77,771	62,423
Insurance and reinsurance premium balances receivable	3,207,444	3,371,439	3,119,158	2,733,464	2,788,484	2,978,996
Reinsurance recoverable on unpaid losses and loss expenses	6,031,527	5,865,609	5,823,417	5,831,172	5,244,263	4,989,645
Reinsurance recoverable on paid losses and loss expenses	594,375	572,757	593,013	539,676	438,497	506,503
Deferred acquisition costs	503,617	586,085	560,173	473,569	541,544	544,384
Prepaid reinsurance premiums	1,973,378	1,767,474	1,632,513	1,550,370	1,597,586	1,460,723
Receivable for investments sold	17,306	22,102	7,079	16,052	6,452	2,028
Goodwill	100,801	100,801	100,801	100,801	100,801	100,801
Intangible assets	189,612	192,342	195,071	197,800	200,529	211,557
Value of business acquired	—	—	—	—	—	770
Operating lease right-of-use assets	104,240	108,511	88,155	92,214	96,631	107,791
Other assets	547,242	457,171	390,224	438,338	391,758	324,154
TOTAL ASSETS	$29,472,524	$29,315,693	$28,564,977	$27,595,811	$27,119,753	$27,935,137

LIABILITIES
Reserve for losses and loss expenses	$15,555,256	$15,419,498	$15,314,644	$15,168,863	$14,652,196	$14,658,996
Unearned premiums	4,995,785	5,139,177	4,821,775	4,361,447	4,650,934	4,464,282
Insurance and reinsurance balances payable	1,900,188	1,783,610	1,574,608	1,522,764	1,569,946	1,442,729
Debt	1,313,358	1,313,006	1,312,658	1,312,314	1,312,633	1,310,650
Federal Home Loan Bank advances	85,790	85,790	85,790	81,388	80,540	—
Payable for investments purchased	87,992	81,835	78,711	19,693	78,956	239,073
Operating lease liabilities	116,547	121,922	99,130	102,577	103,345	123,874
Other liabilities	384,400	349,894	317,432	386,855	327,780	360,478
TOTAL LIABILITIES	24,439,316	24,294,732	23,604,748	22,955,901	22,776,330	22,600,082

SHAREHOLDERS’ EQUITY
Preferred shares	550,000	550,000	550,000	550,000	550,000	550,000
Common shares	2,206	2,206	2,206	2,206	2,206	2,206
Additional paid-in capital	2,375,678	2,361,185	2,347,637	2,366,253	2,354,895	2,336,895
Accumulated other comprehensive income (loss)	(775,439)	(630,509)	(571,896)	(760,300)	(1,042,650)	150,122
Retained earnings	6,628,179	6,485,901	6,381,201	6,247,022	6,244,268	6,044,843
Treasury shares, at cost	(3,747,416)	(3,747,822)	(3,748,919)	(3,765,271)	(3,765,296)	(3,749,011)
TOTAL SHAREHOLDERS' EQUITY	5,033,208	5,020,961	4,960,229	4,639,910	4,343,423	5,335,055

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$29,472,524	$29,315,693	$28,564,977	$27,595,811	$27,119,753	$27,935,137

Common shares outstanding	85,228	85,216	85,183	84,668	84,666	84,773
Diluted common shares outstanding [a]	87,617	87,706	87,660	87,113	87,205	87,216
Book value per common share	$52.60	$52.47	$51.77	$48.31	$44.80	$56.45
Book value per diluted common share	$51.17	$50.98	$50.31	$46.95	$43.50	$54.86
Tangible book value per diluted common share	$48.44	$48.22	$47.53	$44.13	$40.64	$51.89
Debt to total capital [b]	20.7%	20.7%	20.9%	22.0%	23.2%	19.7%

[a]      Treasury stock method was applied. Under this method, unvested restricted stock units are included in determining the diluted common shares outstanding.
[b]      The debt to total capital ratio is calculated by dividing debt by total capital. Total capital represents the sum of total shareholders’ equity and debt.

AXIS CAPITAL HOLDINGS LIMITED
CASH AND INVESTED ASSETS PORTFOLIO

	At September 30, 2023						At December 31, 2022
	Cost or Amortized Cost	Allowance for Expected Credit Losses	Unrealized Gains	Unrealized Losses	Fair Value or Net Carrying Value	Percentage	Fair Value or Net Carrying Value	Percentage
Fixed Maturities, available for sale, at fair value
U.S. government and agency	$2,976,548	$—	$117	$(116,032)	$2,860,633	17.6%	$2,639,330	16.8%
Non-U.S. government	718,298	(17)	854	(48,880)	670,255	4.2%	562,029	3.6%
Corporate debt	4,610,179	(8,684)	5,737	(377,369)	4,229,863	26.2%	4,255,556	27.2%
Agency RMBS	1,707,603	—	44	(166,142)	1,541,505	9.6%	1,202,785	7.7%
CMBS	947,370	—	36	(82,355)	865,051	5.4%	947,778	6.1%
Non-Agency RMBS	155,437	(133)	123	(17,623)	137,804	0.9%	133,534	0.9%
ABS	1,304,644	(38)	711	(38,449)	1,266,868	7.9%	1,429,527	9.2%
Municipals	167,248	(61)	42	(15,840)	151,389	0.9%	156,355	1.0%
Total fixed maturities, available for sale, at fair value	12,587,327	(8,933)	7,664	(862,690)	11,723,368	72.7%	11,326,894	72.5%

Fixed maturities, held to maturity, at amortized cost
Corporate debt	90,200	—	—	—	90,200	0.6%	85,200	0.5%
ABS	622,640	—	—	—	622,640	3.8%	613,151	4.0%
Total fixed maturities, held to maturity, at amortized cost	712,840	—	—	—	712,840	4.4%	698,351	4.5%

Equity securities, at fair value
Common stocks	3,130	—	327	(407)	3,050	—%	7,473	—%
Preferred Stocks	5,339	—	—	(253)	5,086	—%	72	—%
Exchange-traded funds	191,711	—	85,115	(3,032)	273,794	1.7%	269,806	1.7%
Bond mutual funds	361,378	—	—	(87,046)	274,332	1.7%	207,902	1.4%
Total equity securities, at fair value	561,558	—	85,442	(90,738)	556,262	3.4%	485,253	3.1%

Total fixed maturities and equity securities	$13,861,725	$(8,933)	$93,106	$(953,428)	12,992,470	80.5%	12,510,498	80.1%
Mortgage loans, held for investment					610,277	3.8%	627,437	4.0%
Other investments					954,571	5.9%	996,751	6.4%
Equity method investments					162,412	1.0%	148,288	0.9%
Short-term investments					115,959	0.8%	70,310	0.5%
Total investments					14,835,689	92.0%	14,353,284	91.9%
Cash and cash equivalents [a]					1,267,315	7.9%	1,174,653	7.5%
Accrued interest receivable					99,978	0.6%	94,418	0.6%
Net receivable/(payable) for investments sold (purchased)					(70,686)	(0.5%)	(3,641)	—%
Total cash and invested assets					$16,132,296	100.0%	$15,618,714	100.0%

[a]    Includes $378 million and $423 million of restricted cash and cash equivalents at September 30, 2023 and December 31, 2022, respectively.

	At September 30, 2023		At December 31, 2022
	Fair Value	Percentage	Fair Value	Percentage
Other Investments:
Multi-strategy funds	25,465	2.7%	32,616	3.3%
Direct lending funds	229,235	24.0%	258,626	25.9%
Real estate funds	307,177	32.2%	298,499	29.9%
Private equity funds	283,838	29.7%	265,836	26.7%
Other privately held investments	104,172	10.9%	136,158	13.7%
Collateralized loan obligations - equity tranches	4,684	0.5%	5,016	0.5%
Total	$954,571	100.0%	$996,751	100.0%

AXIS CAPITAL HOLDINGS LIMITED
CASH AND INVESTED ASSETS COMPOSITION

	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q3 2021
	Fair Value %
CASH AND INVESTED ASSETS PORTFOLIO
Fixed Maturities, available for sale:
U.S. government and agency	17.6%	17.2%	18.1%	16.8%	15.3%	16.3%
Non-U.S. government	4.2%	3.6%	3.5%	3.6%	3.3%	4.4%
Corporate debt	26.2%	26.7%	26.9%	27.2%	26.5%	27.6%
MBS:
Agency RMBS	9.6%	8.7%	8.0%	7.7%	6.5%	7.1%
CMBS	5.4%	5.4%	5.8%	6.1%	6.4%	7.4%
Non-agency RMBS	0.9%	0.8%	0.8%	0.9%	0.9%	1.2%
ABS	7.9%	8.0%	8.7%	9.2%	9.2%	10.0%
Municipals	0.9%	0.9%	0.9%	1.0%	0.9%	1.2%

Total Fixed Maturities, available for sale	72.7%	71.3%	72.7%	72.5%	69.0%	75.2%
Fixed Maturities, held to maturity:
Corporate debt	0.6%	0.6%	0.5%	0.5%	0.5%	0.1%
ABS	3.8%	3.8%	4.0%	4.0%	3.9%	2.4%

Total Fixed Maturities, held to maturity	4.4%	4.4%	4.5%	4.5%	4.4%	2.5%
Equity securities	3.4%	3.7%	3.6%	3.1%	3.0%	3.8%
Mortgage loans	3.8%	3.8%	4.0%	4.0%	4.2%	3.8%
Other investments	5.9%	6.0%	6.3%	6.4%	6.2%	5.4%
Equity method investments	1.0%	0.9%	0.9%	0.9%	1.0%	0.9%
Short-term investments	0.8%	0.3%	0.5%	0.5%	0.4%	0.4%

Total Investments	92.0%	90.4%	92.5%	91.9%	88.2%	92.0%
Cash and cash equivalents	7.9%	9.4%	7.4%	7.5%	11.7%	9.1%
Accrued interest receivable	0.6%	0.6%	0.6%	0.6%	0.5%	0.4%
Net receivable/(payable) for investments sold (purchased)	(0.5%)	(0.4%)	(0.5%)	—%	(0.4%)	(1.5%)
Total Cash and Invested Assets	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CREDIT QUALITY OF FIXED MATURITIES
U.S. government and agency	23.0%	22.7%	23.5%	21.9%	20.8%	21.0%
AAA [a]	22.4%	34.8%	34.3%	34.9%	35.2%	36.1%
AA [a]	20.4%	7.0%	7.1%	7.3%	7.5%	7.1%
A	15.1%	15.6%	14.9%	15.3%	15.7%	14.5%
BBB	10.7%	11.2%	11.3%	11.5%	11.6%	12.4%
Below BBB	8.4%	8.7%	8.9%	9.1%	9.2%	8.9%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

MATURITY PROFILE OF FIXED MATURITIES
Within one year	4.4%	4.9%	4.5%	3.4%	5.4%	4.0%
From one to five years	43.1%	42.3%	42.4%	42.5%	39.0%	38.3%
From five to ten years	15.7%	16.2%	16.4%	16.4%	17.1%	19.3%
Above ten years	1.1%	1.3%	1.4%	1.7%	1.8%	2.2%
Asset-backed and mortgage-backed securities	35.7%	35.3%	35.3%	36.0%	36.7%	36.2%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CASH AND INVESTED ASSETS PORTFOLIO CHARACTERISTICS
Book yield of fixed maturities	4.1%	3.9%	3.7%	3.5%	2.9%	1.9%
Yield to maturity of fixed maturities	6.2%	5.9%	5.4%	5.6%	5.5%	1.4%
Average duration of fixed maturities (inclusive of duration hedges)	3.0 yrs	2.9 yrs	3.0 yrs	3.0 yrs	2.9 yrs	3.1 yrs
Average credit quality	AA-	AA-	AA-	AA-	AA-	AA-

[a]    Includes U.S. government-sponsored agencies, residential mortgage-backed securities ("RMBS") and commercial mortgage-backed securities ("CMBS") and reflect the downgrade of the U.S. government on August 1, 2023.

AXIS CAPITAL HOLDINGS LIMITED
CORPORATE DEBT INVESTED ASSETS COMPOSITION
At September 30, 2023

	Fair Value or Net Carrying Value	% of Total Corporate Debt	% of Total Cash and Invested Assets
Composition by sector - Investment grade
Financial institutions:
U.S. banks	$704,289	16.7%	4.4%
Non-U.S. banks	364,273	8.6%	2.3%
Corporate/commercial finance	295,758	7.0%	1.8%
Insurance	134,204	3.2%	0.8%
Investment brokerage	69,120	1.6%	0.4%
Total financial institutions	1,567,644	37.1%	9.7%
Consumer non-cyclicals	354,199	8.4%	2.2%
Communications	244,533	5.8%	1.5%
Consumer cyclical	202,010	4.8%	1.3%
Utilities	182,568	4.3%	1.1%
Industrials	167,677	4.0%	1.0%
Technology	158,613	3.7%	1.0%
Energy	128,949	3.0%	0.8%
Non-U.S. government guaranteed	132,347	3.1%	0.8%
Transportation	87,158	2.1%	0.5%
Total investment grade	3,225,698	76.3%	19.9%

Total non-investment grade	1,004,165	23.7%	6.3%

Total corporate debt, available for sale, at fair value	$4,229,863	100.0%	26.2%

Total corporate debt, held to maturity, at amortized cost	$90,200	100.0%	0.6%

AXIS CAPITAL HOLDINGS LIMITED
INVESTMENT PORTFOLIO
TEN LARGEST CORPORATE DEBT HOLDINGS
At September 30, 2023

	Amortized Cost	Net Unrealized Gain (Loss)	Fair Value	% of Total Fixed Maturities
ISSUER [a]
BANK OF AMERICA CORP	$115,396	$(13,839)	$101,557	0.8%
MORGAN STANLEY	109,807	(12,918)	96,889	0.8%
GOLDMAN SACHS GROUP	107,285	(10,604)	96,681	0.8%
WELLS FARGO & COMPANY	101,841	(10,023)	91,818	0.7%
JP MORGAN CHASE & CO	97,220	(13,089)	84,131	0.7%
CITIGROUP INC	92,738	(10,639)	82,099	0.7%
AT&T INC	44,787	(7,121)	37,666	0.3%
COMCAST CORPORATION	40,461	(3,553)	36,908	0.3%
UBS GROUP AG	40,038	(5,897)	34,141	0.3%
TORONTO DOMINION BANK	35,640	(1,759)	33,881	0.3%
Total ten largest corporate debt holdings	$785,213	$(89,442)	$695,771	5.7%

Total corporate debt, available for sale	$4,610,179	$(380,316)	$4,229,863	34.0%

[a]  These holdings represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage-backed securities that were issued, sponsored or serviced by the parent.

AXIS CAPITAL HOLDINGS LIMITED
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES COMPOSITION
At September 30, 2023

Available for sale, at fair value	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential MBS	$1,541,505	$126,621	$5,582	$1,408	$102	$4,091	$1,679,309
Commercial MBS	74,787	734,430	49,263	5,889	682	—	865,051
ABS	—	1,016,883	123,241	91,540	34,848	356	1,266,868

Total mortgage-backed and asset-backed securities, available for sale, at fair value	$1,616,292	$1,877,934	$178,086	$98,837	$35,632	$4,447	$3,811,228

Percentage of total	42.4%	49.3%	4.7%	2.6%	0.9%	0.1%	100.0%

Held to maturity, at amortized cost	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

ABS	$—	$388,599	$234,041	$—	$—	$—	$622,640

Total mortgage-backed and asset-backed securities, held to maturity, at amortized cost	$—	$388,599	$234,041	$—	$—	$—	$622,640

Percentage of total	—%	62.4%	37.6%	—%	—%	—%	100.0%

AXIS CAPITAL HOLDINGS LIMITED
REINSURANCE RECOVERABLE ANALYSIS

	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q3 2021
Reinsurance recoverable on paid losses and loss expenses:
Insurance	$471,675	$435,052	$438,780	$394,817	$294,560	$338,908
Reinsurance	122,700	137,705	154,233	144,859	143,937	167,595
Total	$594,375	$572,757	$593,013	$539,676	$438,497	$506,503

Reinsurance recoverable on unpaid losses and loss expenses: Case reserves
Insurance	$1,121,359	$1,122,667	$1,152,901	$1,152,659	$877,360	$908,182
Reinsurance	657,627	680,184	695,196	677,591	658,797	575,628
Total	$1,778,986	$1,802,851	$1,848,097	$1,830,250	$1,536,157	$1,483,810

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	$3,213,455	$3,105,627	$3,034,739	$3,008,010	$2,744,920	$2,569,194
Reinsurance	1,073,810	990,279	972,928	1,023,627	992,208	963,728
Total	$4,287,265	$4,095,906	$4,007,667	$4,031,637	$3,737,128	$3,532,922

Allowance for expected credit losses:
Insurance	$(31,554)	$(29,985)	$(29,335)	$(27,463)	$(26,234)	$(23,664)
Reinsurance	(3,170)	(3,163)	(3,012)	(3,252)	(2,788)	(3,423)
Total	$(34,724)	$(33,148)	$(32,347)	$(30,715)	$(29,022)	$(27,087)

Reinsurance recoverables on unpaid and paid losses and loss expenses:
Insurance	$4,774,935	$4,633,361	$4,597,085	$4,528,023	$3,890,606	$3,792,620
Reinsurance	1,850,967	1,805,005	1,819,345	1,842,825	1,792,154	1,703,528
Total	$6,625,902	$6,438,366	$6,416,430	$6,370,848	$5,682,760	$5,496,148

AXIS CAPITAL HOLDINGS LIMITED
REINSURANCE RECOVERABLE ANALYSIS
At September 30, 2023

Categories	Reinsurance Recoverable, Gross of Collateral	Collateral	Reinsurance Recoverable, Net of Collateral	% of Total Reinsurance Recoverable, Net of Collateral	% of Total Shareholders’ Equity	Allowance for expected credit losses	Allowance for expected credit losses as % of Reinsurance Recoverable, Gross of Collateral	Reinsurance recoverable on unpaid and paid losses and loss expenses
Top 10 reinsurers based on gross recoverables	$3,531,920	$(1,512,657)	$2,019,263	44.0%	40.1%	$(12,618)	0.4%	$3,519,302
Other reinsurers balances > $20 million	2,636,498	(438,318)	2,198,180	47.9%	43.7%	(17,601)	0.7%	2,618,897
Other reinsurers balances < $20 million	492,208	(116,043)	376,165	8.1%	7.5%	(4,505)	0.9%	487,703
Total	$6,660,626	$(2,067,018)	$4,593,608	100.0%	91.3%	$(34,724)	0.5%	$6,625,902

At September 30, 2023, reinsurance recoverable balances, gross of collateral, of 83.4% (December 31, 2022: 81.8%) were collectible from reinsurers rated the equivalent of A- or better by A.M. Best.

		Reinsurance Recoverable, Net of Collateral
Top 10 Reinsurers		As a % of Total	As a % of Total Shareholders’ Equity
1	Swiss Reinsurance America Corporation	12.6%	11.5%
2	Lloyds of London	6.9%	6.3%
3	Hannover Ruck SE	5.9%	5.4%
4	Transatlantic Reinsurance Co	5.8%	5.3%
5	Harrington Re Ltd.	4.6%	4.2%
6	SCOR Reinsurance Company	4.4%	4.0%
7	Partner Reinsurance Co of the US	4.2%	3.8%
8	Swiss Reinsurance Company Ltd.	3.8%	3.4%
9	Everest Reinsurance Company	3.5%	3.2%
10	Munich Reinsurance America, Inc	3.2%	3.0%
		54.9%	50.1%

At September 30, 2023, reinsurance recoverable balances, net of collateral, of 98.5% (December 31, 2022: 99.0%) were collectible from reinsurers rated the equivalent of A- or better by A.M. Best.

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES

	Three months ended September 30, 2023			Nine months ended September 30, 2023
	Reserve for losses and loss expenses	Reinsurance recoverable on unpaid losses and loss expenses	Net reserve for losses and loss expenses	Reserve for losses and loss expenses	Reinsurance recoverable on unpaid losses and loss expenses	Net reserve for losses and loss expenses
Reserve for losses and loss expenses

Beginning of period	$15,419,498	$(5,865,609)	$9,553,889	$15,168,863	$(5,831,172)	$9,337,691
Incurred losses and loss expenses	1,205,262	(421,322)	783,940	3,390,657	(1,149,817)	2,240,840
Paid losses and loss expenses	(966,061)	302,677	(663,384)	(3,043,454)	1,040,554	(2,002,900)
Foreign exchange and other	(103,443)	(47,273)	(150,716)	39,190	(91,092)	(51,902)

End of period [a]	$15,555,256	$(6,031,527)	$9,523,729	$15,555,256	$(6,031,527)	$9,523,729

[a]  At September 30, 2023, reserve for losses and loss expenses included IBNR of $10.1 billion, or 65% (December 31, 2022: $9.6 billion, or 63%).

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Three months ended September 30, 2023			Nine months ended September 30, 2023
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross paid losses and loss expenses	$539,511	$426,550	$966,061	$1,769,943	$1,273,511	$3,043,454
Reinsurance recoverable on paid losses and loss expenses	(225,925)	(76,752)	(302,677)	(798,120)	(242,434)	(1,040,554)
Net paid losses and loss expenses	313,586	349,798	663,384	971,823	1,031,077	2,002,900

Gross case reserves	38,571	(105,361)	(66,790)	35,029	(161,499)	(126,470)
Gross IBNR	261,313	44,678	305,991	545,067	(71,394)	473,673
Reinsurance recoverable on unpaid losses and loss expenses	(122,102)	3,457	(118,645)	(153,433)	44,170	(109,263)
Net unpaid losses and loss expenses	177,782	(57,226)	120,556	426,663	(188,723)	237,940

Total net incurred losses and loss expenses	$491,368	$292,572	$783,940	$1,398,486	$842,354	$2,240,840

Gross reserve for losses and loss expenses	$8,979,860	$6,575,396	$15,555,256	$8,979,860	$6,575,396	$15,555,256

Net favorable prior year reserve development	$1,609	$1,153	$2,762	$5,433	$7,685	$13,118

Key Ratios

Net paid losses and loss expenses / Net incurred losses and loss expenses	63.8%	119.6%	84.6%	69.5%	122.4%	89.4%

Net paid losses and loss expenses / Net premiums earned	35.4%	80.1%	50.2%	38.2%	81.0%	52.5%
Net unpaid losses and loss expenses / Net premiums earned	20.1%	(13.1%)	9.1%	16.8%	(14.9%)	6.2%
Net losses and loss expenses ratio	55.5%	67.0%	59.3%	55.0%	66.1%	58.7%

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
INSURANCE

							Year ended December 31,
	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q3 2021	2022
INSURANCE SEGMENT
Gross paid losses and loss expenses	$539,511	$672,765	$557,669	$605,505	$474,475	$441,854	$2,329,161
Reinsurance recoverable on paid losses and loss expenses	(225,925)	(286,768)	(285,428)	(274,278)	(172,617)	(154,584)	(953,438)
Net paid losses and loss expenses	313,586	385,997	272,241	331,227	301,858	287,270	1,375,723

Gross case reserves	38,571	(59,310)	55,769	131,714	162,750	47,583	96,140
Gross IBNR	261,313	152,830	130,922	68,639	276,075	326,336	613,866
Reinsurance recoverable on unpaid losses and loss expenses	(122,102)	(21,867)	(9,465)	(92,312)	(221,677)	(218,508)	(299,875)
Net unpaid losses and loss expenses	177,782	71,653	177,226	108,041	217,148	155,411	410,131

Total net incurred losses and loss expenses	$491,368	$457,650	$449,467	$439,268	$519,006	$442,681	$1,785,854

Gross reserve for losses and loss expenses	$8,979,860	$8,733,273	$8,599,025	$8,381,593	$8,092,090	$7,797,533	$8,381,593

Net favorable prior year reserve development	$1,609	$2,784	$1,041	$3,955	$2,558	$5,418	$16,350

Key Ratios

Net paid losses and loss expenses / Net incurred losses and loss expenses	63.8%	84.3%	60.6%	75.4%	58.2%	64.9%	77.0%

Net paid losses and loss expenses / Net premiums earned	35.4%	45.8%	33.3%	39.9%	38.6%	42.2%	43.9%
Net unpaid losses and loss expenses / Net premiums earned	20.1%	8.5%	21.8%	13.0%	27.8%	22.8%	13.1%
Net losses and loss expenses ratio	55.5%	54.3%	55.1%	52.9%	66.4%	65.0%	57.0%

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
REINSURANCE

							Year ended December 31,
	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q3 2021	2022
REINSURANCE SEGMENT
Gross paid losses and loss expenses	$426,550	$425,129	$421,831	$439,623	$492,973	$484,553	$1,832,894
Reinsurance recoverable on paid losses and loss expenses	(76,752)	(84,810)	(80,872)	(85,613)	(100,316)	(78,672)	(353,547)
Net paid losses and loss expenses	349,798	340,319	340,959	354,010	392,657	405,881	1,479,347

Gross case reserves	(105,361)	(83,887)	27,748	22,597	(36,789)	81,030	107,158
Gross IBNR	44,678	16,932	(133,002)	17,823	127,731	142,067	17,334
Reinsurance recoverable on unpaid losses and loss expenses	3,457	5,243	35,470	(35,484)	(60,694)	(160,290)	(147,283)
Net unpaid losses and loss expenses	(57,226)	(61,712)	(69,784)	4,936	30,248	62,807	(22,791)

Total net incurred losses and loss expenses	$292,572	$278,607	$271,175	$358,946	$422,905	$468,688	$1,456,556

Gross reserve for losses and loss expenses	$6,575,396	$6,686,225	$6,715,619	$6,787,270	$6,560,106	$6,861,463	$6,787,270

Net favorable prior year reserve development	$1,153	$3,535	$2,997	$3,946	$2,177	$5,594	$9,183

Key Ratios

Net paid losses and loss expenses / Net incurred losses and loss expenses	119.6%	122.2%	125.7%	98.6%	92.8%	86.6%	101.6%

Net paid losses and loss expenses / Net premiums earned	80.1%	80.5%	82.4%	69.5%	78.1%	76.5%	73.0%
Net unpaid losses and loss expenses / Net premiums earned	(13.1%)	(14.6%)	(16.9%)	0.9%	6.0%	11.9%	(1.1%)
Net losses and loss expenses ratio	67.0%	65.9%	65.5%	70.4%	84.1%	88.4%	71.9%

AXIS CAPITAL HOLDINGS LIMITED
NET PROBABLE MAXIMUM LOSSES TO CERTAIN PEAK INDUSTRY CATASTROPHE EXPOSURES - AS OF OCTOBER 1, 2023

		Estimated Net Exposures (millions of U.S. dollars)
Territory	Peril	50 Year Return Period	% of Common Shareholders' Equity	100 Year Return Period	% of Common Shareholders' Equity	250 Year Return Period	% of Common Shareholders' Equity
Single zone, single event
Southeast	U.S. Hurricane	$122	2.7%	$147	3.3%	$167	3.7%
Northeast	U.S. Hurricane	10	0.2%	30	0.7%	63	1.4%
Mid-Atlantic	U.S. Hurricane	42	0.9%	91	2.0%	132	2.9%
Gulf of Mexico	U.S. Hurricane	103	2.3%	125	2.8%	153	3.4%
Europe	Windstorm	56	1.2%	79	1.8%	99	2.2%
Japan	Windstorm	9	0.2%	10	0.2%	18	0.4%
Japan	Earthquake	40	0.9%	62	1.4%	102	2.3%
California	Earthquake	103	2.3%	137	3.1%	166	3.7%

The table above shows our net Probable Maximum Loss ("PML") to a single natural peril catastrophe event within certain defined single zones which correspond to peak industry catastrophe exposures at October 1, 2023. The return period refers to the frequency with which losses of a given amount or greater are expected to occur. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Estimated losses from a modeled event are grouped into a single zone, as shown above, based on where the majority of the total estimated industry loss is expected to occur.
As indicated in the table above, our modeled single occurrence 1-in-100 year return period PML for a Southeast U.S. hurricane, net of reinsurance, is approximately $147 million. According to our modeling, there is a one percent chance that on an annual basis, losses incurred from a Southeast U.S. hurricane event could be in excess of $147 million. Conversely, there is a 99% chance that on an annual basis, the loss from a Southeast U.S. hurricane will fall below $147 million.
PMLs are based on results of stochastic models that consider a wide range of possible events, their losses and probabilities. It is important to consider that an actual event does not necessarily resemble one of the stochastic events and the specific characteristics of an actual event can lead to substantial differences between actual and modeled loss.
We have developed our PML estimates by combining judgment and experience with the outputs from the catastrophe model, commercially available from Verisk Analytics, Inc. Additionally, we have included our estimate of non-modeled perils and other factors, which we believe provides us with a more complete view of catastrophe risk.
Our PML estimates are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. We aim to reduce the potential for model error in a number of ways, the most important of which is by ensuring that management’s judgment supplements the model outputs. Models are continuously validated at the line of business and at a group level by our catastrophe model validation team. These validation procedures include sensitivity testing of models to understand their key variables and, where possible, back testing the model outputs to actual results.
Estimated net losses from peak zone catastrophes may change from period to period as a result of several factors, which include but are not limited to, updates to vendor catastrophe models, changes to internal modeling, underwriting portfolios, reinsurance purchasing strategy and foreign currency exchange rates.

AXIS CAPITAL HOLDINGS LIMITED
EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, U.S. GAAP

	Three months ended September 30,		Nine months ended September 30,
	2023	2022	2023	2022

Net income (loss) available (attributable) to common shareholders	$180,535	$(16,947)	$496,182	$151,904

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Weighted average common shares outstanding	85,223	84,660	85,099	84,930
Dilutive share equivalents:
Share-based compensation plans [a]	885	—	828	744
Weighted average diluted common shares outstanding	86,108	84,660	85,927	85,674

EARNINGS (LOSS) PER COMMON SHARE
Earnings (loss) per common share	$2.12	($0.20)	$5.83	$1.79
Earnings (loss) per diluted common share	$2.10	($0.20)	$5.77	$1.77

[a] Due to the net loss attributable to common shareholders recognized for the three months ended September 30, 2022, the share equivalents were anti-dilutive.

EARNINGS PER COMMON SHARE INFORMATION AND COMMON SHARES ROLL FORWARD

	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q3 2021

Net income (loss) available (attributable) to common shareholders	$180,535	$143,111	$172,534	$40,928	$(16,947)	$47,385

COMMON SHARES OUTSTANDING
Common shares - at beginning of period	85,216	85,183	84,668	84,666	84,655	84,767
Shares issued and treasury shares reissued	19	53	777	8	17	10
Shares repurchased for treasury	(7)	(20)	(262)	(6)	(6)	(4)
Common shares - at end of period	85,228	85,216	85,183	84,668	84,666	84,773

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average common shares outstanding	85,223	85,207	84,864	84,667	84,660	84,771
Dilutive share equivalents:
Share-based compensation plans [a]	885	605	989	988	—	565
Weighted average diluted common shares outstanding	86,108	85,812	85,853	85,655	84,660	85,336

EARNINGS (LOSS) PER COMMON SHARE
Earnings (loss) per common share	$2.12	$1.68	$2.03	$0.48	($0.20)	$0.56
Earnings (loss) per diluted common share	$2.10	$1.67	$2.01	$0.48	($0.20)	$0.56

[a] Due to the net loss attributable to common shareholders recognized for the three months ended September 30, 2022, the share equivalents were anti-dilutive.

AXIS CAPITAL HOLDINGS LIMITED
BOOK VALUE PER DILUTED COMMON SHARE ANALYSIS - TREASURY STOCK METHOD [a]

	At September 30, 2023

	Common Shareholders’ Equity	Common Shares Outstanding, net of Treasury Shares	Per share

Closing stock price			$56.37

Book value per common share	$4,483,208	85,228	$52.60

Dilutive securities:
Restricted stock units		2,389	(1.43)
Book value per diluted common share	$4,483,208	87,617	$51.17

	At December 31, 2022

	Common Shareholders’ Equity	Common Shares Outstanding, net of Treasury Shares	Per share

Closing stock price			$54.17

Book value per common share	$4,089,910	84,668	$48.31

Dilutive securities: [b]
Restricted stock units		2,445	(1.36)
Book value per diluted common share	$4,089,910	87,113	$46.95

[a]   Under this method, unvested restricted stock units are included in determining the diluted common shares outstanding.
[b]   Cash-settled restricted stock units are excluded.

TANGIBLE BOOK VALUE PER DILUTED COMMON SHARE

	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q3 2021

Common shareholders' equity	$4,483,208	$4,470,961	$4,410,229	$4,089,910	$3,793,423	$4,785,055
Less: goodwill	(100,801)	(100,801)	(100,801)	(100,801)	(100,801)	(100,801)
Less: intangible assets	(189,612)	(192,342)	(195,071)	(197,800)	(200,529)	(211,557)
Associated tax impact	50,992	51,613	52,235	52,856	52,086	53,175
Tangible common shareholders' equity	$4,243,787	$4,229,431	$4,166,592	$3,844,165	$3,544,179	$4,525,872

Diluted common shares outstanding, net of treasury shares [a]	87,617	87,706	87,660	87,113	87,205	87,216

Book value per diluted common share	$51.17	$50.98	$50.31	$46.95	$43.50	$54.86

Tangible book value per diluted common share	$48.44	$48.22	$47.53	$44.13	$40.64	$51.89

[a] Diluted common shares outstanding, net of treasury shares is calculated in the table above.

AXIS CAPITAL HOLDINGS LIMITED
NON-GAAP FINANCIAL MEASURES RECONCILIATION (UNAUDITED)
OPERATING INCOME AND OPERATING RETURN ON AVERAGE COMMON EQUITY

	Three months ended September 30,		Nine months ended September 30,
	2023	2022	2023	2022
Net income (loss) available (attributable) to common shareholders	$180,535	$(16,947)	$496,182	$151,904
Net investment (gains) losses [a]	53,114	146,458	97,671	414,231
Foreign exchange gains [b]	(50,570)	(135,660)	(11,755)	(236,934)
Reorganization expenses [c]	28,997	6,213	28,997	21,941
Interest in (income) loss of equity method investments [d]	(2,940)	7,560	(2,835)	(5,040)
Income tax benefit	(7,245)	(5,117)	(15,138)	(14,779)
Operating income	$201,891	$2,507	$593,122	$331,323

Earnings (loss) per diluted common share	$2.10	$(0.20)	$5.77	$1.77
Net investment (gains) losses	0.62	1.72	1.14	4.83
Foreign exchange gains	(0.59)	(1.59)	(0.14)	(2.77)
Reorganization expenses	0.34	0.07	0.34	0.26
Interest in (income) loss of equity method investments	(0.03)	0.09	(0.03)	(0.06)
Income tax benefit	(0.10)	(0.06)	(0.18)	(0.17)
Operating income per diluted common share	$2.34	$0.03	$6.90	$3.86

Weighted average diluted common shares outstanding	86,108	85,376	85,927	85,674

Average common shareholders' equity	$4,477,086	$3,973,027	$4,286,559	$4,327,040

Annualized return on average common equity	16.1%	(1.7%)	15.4%	4.7%

Annualized operating return on average common equity	18.0%	0.3%	18.4%	10.2%

[a] Tax expense (benefit) of $(4,318) and $(608) for the three months ended September 30, 2023 and 2022, respectively, and $(8,198) and $(33,519) for the nine months ended September 30, 2023 and 2022, respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors including the ability to utilize capital losses.
[b] Tax expense (benefit) of $2,318 and $(3,757) for the three months ended September 30, 2023 and 2022, respectively, and $(1,695) and $21,191 for the nine months ended September 30, 2023 and 2022, respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors including the tax status of specific foreign exchange transactions.
[c] Tax expense (benefit) of $(5,245) and $(752) for the three months ended September 30, 2023 and 2022, respectively, and $(5,245) and $(2,451) for the nine months ended September 30, 2023 and 2022, respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions.
[d] Tax expense (benefit) of $nil for the three and nine months ended September 30, 2023 and 2022, respectively. Tax impact is estimated by applying the statutory rates of applicable jurisdictions.

AXIS CAPITAL HOLDINGS LIMITED
RATIONALE FOR THE USE OF NON-GAAP FINANCIAL MEASURES

We present our results of operations in a way we believe will be meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. Some of the measurements we use are considered non-GAAP financial measures under SEC rules and regulations. In this document, we present underwriting-related general and administrative expenses, consolidated underwriting income (loss), operating income (loss) (in total and on a per share basis), annualized operating return on average common equity ("operating ROACE"), tangible book value per diluted common share which are non-GAAP financial measures as defined in SEC Regulation G. We believe that these non-GAAP financial measures, which may be defined and calculated differently by other companies, help explain and enhance the understanding of our results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

Underwriting-Related General and Administrative Expenses
Underwriting-related general and administrative expenses include those general and administrative expenses that are incremental and/or directly attributable to our underwriting operations. While this measure is presented in the 'Segment Information' note to our Consolidated Financial Statements, it is considered a non-GAAP financial measure when presented elsewhere on a consolidated basis.

Corporate expenses include holding company costs necessary to support our worldwide insurance and reinsurance operations and costs associated with operating as a publicly-traded company. As these costs are not incremental and/or directly attributable to our underwriting operations, these costs are excluded from underwriting-related general and administrative expenses, and therefore, consolidated underwriting income (loss). General and administrative expenses, the most comparable GAAP financial measure to underwriting-related general and administrative expenses, also includes corporate expenses.

The reconciliation of underwriting-related general and administrative expenses to general and administrative expenses, the most comparable GAAP financial measure, is presented in the 'Consolidated Statements of Operations' section of this document.

Consolidated Underwriting Income (Loss)
Consolidated underwriting income (loss) is a pre-tax measure of underwriting profitability that takes into account net premiums earned and other insurance related income (loss) as revenues and net losses and loss expenses, acquisition costs and underwriting-related general and administrative expenses as expenses. While this measure is presented in the 'Segment Information' note to our Consolidated Financial Statements, it is considered a non-GAAP financial measure when presented elsewhere on a consolidated basis.

We evaluate our underwriting results separately from the performance of our investment portfolio. As a result, we believe it is appropriate to exclude net investment income and net investment gains (losses) from our underwriting profitability measure.

Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on our net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange losses (gains) on our investment portfolio, including unrealized foreign exchange losses (gains) on our equity securities, and foreign exchange losses (gains) realized on the sale of our available for sale investments and equity securities recognized in net investment gains (losses), and unrealized foreign exchange losses (gains) on our available for sale investments in other comprehensive income (loss), generally offset a large portion of the foreign exchange losses (gains) arising from our underwriting portfolio, thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As a result, we believe that foreign exchange losses (gains) in our consolidated statements of operations in isolation are not a meaningful contributor to our underwriting performance. Therefore, foreign exchange losses (gains) are excluded from consolidated underwriting income (loss).

Interest expense and financing costs primarily relate to interest payable on our debt and Federal Home Loan Bank advances. As these expenses are not incremental and/or directly attributable to our underwriting operations, these expenses are excluded from underwriting-related general and administrative expenses and, therefore, consolidated underwriting income (loss).
Reorganization expenses in 2023 include impairments of computer software assets and severance costs associated with the departures of certain employees mainly attributable to our "How We Work" program which focuses on simplifying our operating structure. Reorganization expenses in 2022 included severance costs and impairments of computer software assets mainly attributable to our exit from catastrophe and property reinsurance lines of business which was part of an overall approach to reduce our exposure to volatile catastrophe risk. Reorganization expenses are primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, these expenses are excluded from consolidated underwriting income (loss).

Amortization of intangible assets including value of business acquired ("VOBA") arose from business decisions, the nature and timing of which are not related to the underwriting process. Therefore, these expenses are excluded from consolidated underwriting income (loss).

We believe that the presentation of underwriting-related general and administrative expenses and consolidated underwriting income (loss) provides investors with an enhanced understanding of our results of operations, by highlighting the underlying pre-tax profitability of our underwriting activities. The reconciliation of consolidated underwriting income (loss) to net income (loss), the most comparable GAAP financial measure, is presented in the 'Consolidated Statements of Operations' section of this document.

Operating Income (Loss)
Operating income (loss) represents after-tax operational results exclusive of net investment gains (losses), foreign exchange losses (gains), reorganization expenses and interest in income (loss) of equity method investments.

Although the investment of premiums to generate income and investment gains (losses) is an integral part of our operations, the determination to realize investment gains (losses) is independent of the underwriting process and is heavily influenced by the availability of market opportunities. Furthermore, many users believe that the timing of the realization of investment gains (losses) is somewhat opportunistic for many companies.

Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange losses (gains) on our investment portfolio, including unrealized foreign exchange losses (gains) on our equity securities, and foreign exchange losses (gains) realized on the sale of our available for sale investments and equity securities recognized in net investment gains (losses), and unrealized foreign exchange losses (gains) on our available for sale investments in other comprehensive income (loss), generally offset a large portion of the foreign exchange losses (gains) arising from our underwriting portfolio, thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As a result, we believe that foreign exchange losses (gains) in our consolidated statements of operations in isolation are not a meaningful contributor to the performance of our business. Therefore, foreign exchange losses (gains) are excluded from operating income (loss).

Reorganization expenses in 2023 include impairments of computer software assets and severance costs associated with the departures of certain employees mainly attributable to our "How We Work" program which focuses on simplifying our operating structure. Reorganization expenses in 2022 included severance costs and impairments of computer software assets mainly attributable to our exit from catastrophe and property reinsurance lines of business which was part of an overall approach to reduce our exposure to volatile catastrophe risk. Reorganization expenses are primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, these expenses are excluded from consolidated operating income (loss).

Interest in income (loss) of equity method investments is primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, this income (loss) is excluded from operating income (loss).

Certain users of our financial statements evaluate performance exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses and interest in income (loss) of equity method investments in order to understand the profitability of recurring sources of income.

We believe that showing net income (loss) available (attributable) to common shareholders exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses and interest in income (loss) of equity method investments reflects the underlying fundamentals of our business. In addition, we believe that this presentation enables investors and other users of our financial information to analyze performance in a manner similar to how our management analyzes the underlying business performance. We also believe this measure follows industry practice and, therefore, facilitates comparison of our performance with our peer group. We believe that equity analysts and certain rating agencies that follow us, and the insurance industry as a whole, generally exclude these items from their analyses for the same reasons. The reconciliation of operating income (loss) to net income (loss) available (attributable) to common shareholders, the most comparable GAAP financial measure, is presented in the 'Non-GAAP Financial Measures Reconciliation' section of this document.

We also present operating income (loss) per diluted common share and annualized operating ROACE, which are derived from the operating income (loss) measure and are reconciled to the most comparable GAAP financial measures, earnings (loss) per diluted common share and annualized return on average common equity ("ROACE"), respectively, in the 'Non-GAAP Financial Measures Reconciliation' section of this document.

Tangible Book Value per Diluted Common Share
Tangible book value represents common shareholders' equity exclusive of after-tax goodwill and intangible assets. We present tangible book value per diluted common share calculated under the treasury stock method. We believe that this measure, in combination with book value per diluted common share, is useful in assessing value generated for our common shareholders. A reconciliation of tangible book value per diluted common share to book value per diluted common share, the most comparable GAAP financial measure, is presented in the 'Tangible Book Value per Diluted Common Share' section of this document.

ADDITIONAL INFORMATION REGARDING THE COMPANY'S EXIT FROM CATASTROPHE AND PROPERTY LINES OF BUSINESS

AXIS CAPITAL HOLDINGS LIMITED
Reinsurance Segment Data - Catastrophe and Property [a]

	Quarter-to-date
	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021
UNDERWRITING REVENUES
Gross written premiums	$11,685	$14,716	$25,906	$5,720	$23,400	$82,463	$214,719	$23,999	$126,980
Ceded premiums written	(2,616)	(3,259)	(5,130)	526	(35,425)	(26,892)	(82,975)	(5,650)	(99,619)
Net premiums written	9,069	11,457	20,776	6,246	(12,025)	55,571	131,744	18,348	27,362

Gross premiums earned	21,337	25,945	42,803	84,745	100,360	124,503	136,273	184,236	198,263
Ceded premiums earned	(2,395)	(8,293)	(10,834)	(28,886)	(40,327)	(43,697)	(41,258)	(89,389)	(83,351)
Net premiums earned	18,942	17,652	31,969	55,859	60,033	80,806	95,014	94,847	114,912
Other insurance related income (loss)	532	(248)	91	13	126	36	44	(1,419)	1,543
Total underwriting revenues	19,474	17,404	32,059	55,872	60,159	80,842	95,058	93,427	116,455

UNDERWRITING EXPENSES
Net losses and loss expenses	6,373	2,019	(13,992)	20,097	104,330	63,548	15,981	63,085	181,543
Acquisition costs	3,958	4,625	7,137	11,601	10,347	14,208	15,689	17,747	19,224
Underwriting-related general and administrative expenses [b]	775	1,075	1,566	2,128	2,596	2,850	5,739	1,119	2,659
Total underwriting expenses	11,106	7,719	(5,289)	33,826	117,272	80,606	37,410	81,951	203,425

UNDERWRITING INCOME (LOSS)	$8,368	$9,685	$37,348	$22,046	$(57,113)	$237	$57,649	$11,476	$(86,970)

Catastrophe and weather-related losses, net of reinstatement premiums	$3,534	$5,361	$12,252	$8,930	$83,157	$38,020	$12,999	$29,609	$139,714
Net favorable (adverse) prior year reserve development	$4,858	$9,752	$37,941	$10,673	$7,694	$1,360	$22,293	$(151)	$5,937

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	40.6%	36.3%	36.6%	43.5%	39.3%	32.8%	26.6%	34.0%	36.3%
Catastrophe and weather-related losses ratio	18.7%	30.4%	38.3%	11.6%	147.3%	47.5%	13.7%	32.4%	126.8%
Current accident year loss ratio	59.3%	66.7%	74.9%	55.1%	186.6%	80.3%	40.3%	66.4%	163.2%
Prior year reserve development ratio	(25.7%)	(55.3%)	(118.7%)	(19.1%)	(12.8%)	(1.7%)	(23.5%)	0.2%	(5.2%)
Net losses and loss expenses ratio	33.6%	11.4%	(43.8%)	36.0%	173.8%	78.6%	16.8%	66.5%	158.0%
Acquisition cost ratio	20.9%	26.2%	22.3%	20.8%	17.2%	17.6%	16.5%	18.7%	16.7%
Underwriting-related general and administrative expense ratio	4.1%	6.1%	4.9%	3.8%	4.3%	3.5%	6.0%	1.2%	2.3%
Combined ratio	58.6%	43.7%	(16.5%)	60.6%	195.3%	99.8%	39.4%	86.4%	177.0%

[a] Catastrophe and Property refers to business written by the AXIS Re as defined on page iv.
[b] Underwriting-related general and administrative expenses reflect the expected allocation of corporate costs necessary to support ongoing Specialty Reinsurance operations.

AXIS CAPITAL HOLDINGS LIMITED
Reinsurance Segment Data - Specialty Reinsurance [a]

	Quarter-to-date
	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021
UNDERWRITING REVENUES
Gross written premiums	$436,569	$585,512	$940,458	$282,171	$366,518	$561,398	$1,092,625	$223,767	$343,009
Ceded premiums written	(355,533)	(171,633)	(235,454)	(78,649)	(95,498)	(169,541)	(255,410)	(61,400)	(81,391)
Net premiums written	81,036	413,879	705,004	203,522	271,020	391,857	837,215	162,366	261,618

Gross premiums earned	561,307	550,279	508,269	596,635	580,179	561,430	532,953	539,641	538,467
Ceded premiums earned	(143,399)	(144,937)	(126,494)	(142,846)	(137,447)	(133,908)	(122,538)	(119,096)	(122,961)
Net premiums earned	417,908	405,342	381,775	453,789	442,732	427,522	410,415	420,545	415,507
Other insurance related income	9,834	5,714	432	2,974	815	1,940	6,567	8,225	5,654
Total underwriting revenues	427,742	411,056	382,207	456,763	443,547	429,462	416,983	428,770	421,160

UNDERWRITING EXPENSES
Net losses and loss expenses	286,199	276,588	285,167	338,849	318,575	284,203	310,973	269,895	287,146
Acquisition costs	90,047	91,668	76,178	109,113	90,728	98,642	93,850	98,261	88,959
Underwriting-related general and administrative expenses [b]	17,496	18,646	22,199	21,986	21,903	23,977	25,407	17,755	27,262
Total underwriting expenses	393,742	386,902	383,544	469,948	431,206	406,821	430,230	385,910	403,367

UNDERWRITING INCOME (LOSS)	$34,000	$24,154	$(1,337)	$(13,185)	$12,340	$22,641	$(13,248)	$42,860	$17,793

Catastrophe and weather-related losses, net of reinstatement premiums	$984	$427	$1,138	$21,463	$16,013	$1,110	$14,347	$1,946	$5,243
Net favorable (adverse) prior year reserve development	$(3,705)	$(6,217)	$(34,945)	$(6,726)	$(5,517)	$(193)	$(20,400)	$4,413	$(344)

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	67.4%	66.6%	65.2%	68.4%	67.1%	66.2%	67.3%	64.7%	67.8%
Catastrophe and weather-related losses ratio	0.2%	0.1%	0.3%	4.8%	3.6%	0.3%	3.5%	0.5%	1.3%
Current accident year loss ratio	67.6%	66.7%	65.5%	73.2%	70.7%	66.4%	70.8%	65.2%	69.0%
Prior year reserve development ratio	0.9%	1.5%	9.2%	1.5%	1.2%	—%	5.0%	(1.0%)	0.1%
Net losses and loss expenses ratio	68.5%	68.2%	74.7%	74.7%	72.0%	66.5%	75.8%	64.2%	69.1%
Acquisition cost ratio	21.5%	22.6%	20.0%	24.0%	20.5%	23.1%	22.9%	23.4%	21.4%
Underwriting-related general and administrative expense ratio	4.2%	4.6%	5.8%	4.8%	4.9%	5.6%	6.2%	4.2%	6.6%
Combined ratio	94.2%	95.4%	100.5%	103.6%	97.4%	95.2%	104.8%	91.8%	97.1%

[a] Specialty Reinsurance refers to business written by the AXIS Re including liability, accident and health, professional lines, credit and surety, motor, agriculture, marine and aviation, and engineering as defined on page iv.
[b] Underwriting-related general and administrative expenses reflect the expected allocation of corporate costs necessary to support ongoing Specialty Reinsurance operations.

AXIS CAPITAL HOLDINGS LIMITED
Reinsurance Segment Data - Reinsurance Total [a]

	Quarter-to-date
	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021
UNDERWRITING REVENUES
Gross written premiums	$448,254	$600,228	$966,364	$287,891	$389,918	$643,861	$1,307,344	$247,765	$469,989
Ceded premiums written	(358,149)	(174,892)	(240,584)	(78,123)	(130,923)	(196,433)	(338,384)	(67,051)	(181,010)
Net premiums written	90,105	425,336	725,780	209,768	258,995	447,428	968,960	180,714	288,979

Gross premiums earned	582,644	576,224	551,072	681,380	680,539	685,933	669,227	723,877	736,730
Ceded premiums earned	(145,794)	(153,230)	(137,329)	(171,732)	(177,774)	(177,605)	(163,797)	(208,486)	(206,311)
Net premiums earned	436,850	422,994	413,743	509,648	502,765	508,328	505,430	515,391	530,419
Other insurance related income	10,366	5,466	523	2,987	941	1,976	6,611	6,806	7,197
Total underwriting revenues	447,216	428,460	414,266	512,635	503,706	510,304	512,041	522,197	537,616

UNDERWRITING EXPENSES
Net losses and loss expenses	292,572	278,607	271,175	358,946	422,905	347,751	326,954	332,979	468,688
Acquisition costs	94,005	96,293	83,315	120,714	101,075	112,850	109,540	116,008	108,183
Underwriting-related general and administrative expenses	18,271	19,721	23,765	24,114	24,498	26,826	31,146	18,874	29,921
Total underwriting expenses	404,848	394,621	378,255	503,774	548,478	487,427	467,640	467,861	606,792

UNDERWRITING INCOME (LOSS)	$42,368	$33,839	$36,011	$8,861	$(44,772)	$22,877	$44,401	$54,336	$(69,176)

Catastrophe and weather-related losses, net of reinstatement premiums	$4,518	$5,788	$13,390	$30,392	$99,170	$39,130	$27,346	$31,555	$144,957
Net favorable prior year reserve development	$1,153	$3,535	$2,997	$3,946	$2,177	$1,167	$1,894	$4,262	$5,594

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	66.2%	65.3%	63.0%	65.5%	64.2%	60.9%	59.7%	59.2%	61.4%
Catastrophe and weather-related losses ratio	1.0%	1.4%	3.3%	5.7%	20.3%	7.7%	5.4%	6.2%	28.0%
Current accident year loss ratio	67.2%	66.7%	66.3%	71.2%	84.5%	68.6%	65.1%	65.4%	89.4%
Prior year reserve development ratio	(0.2%)	(0.8%)	(0.8%)	(0.8%)	(0.4%)	(0.2%)	(0.4%)	(0.8%)	(1.0%)
Net losses and loss expenses ratio	67.0%	65.9%	65.5%	70.4%	84.1%	68.4%	64.7%	64.6%	88.4%
Acquisition cost ratio	21.5%	22.8%	20.1%	23.7%	20.1%	22.2%	21.7%	22.5%	20.4%
Underwriting-related general and administrative expense ratio	4.2%	4.6%	5.8%	4.7%	4.9%	5.3%	6.1%	3.7%	5.6%
Combined ratio	92.7%	93.3%	91.4%	98.8%	109.1%	95.9%	92.5%	90.8%	114.4%

[a] Reinsurance Total refers to business written by the AXIS Re including Catastrophe and Property, and Specialty Reinsurance.

AXIS CAPITAL HOLDINGS LIMITED
Reinsurance Segment Data - Reinsurance Total, Catastrophe and Property and Specialty Reinsurance

	Total Reinsurance			Reinsurance Catastrophe and Property [a]			Specialty Reinsurance [a]
	Year-to-date			Year-to-date			Year-to-date
	Q3 2023	Q3 2022	Q3 2021	Q3 2023	Q3 2022	Q3 2021	Q3 2023	Q3 2022	Q3 2021
UNDERWRITING REVENUES
Gross written premiums	$2,014,846	$2,341,123	$2,574,987	$52,307	$320,582	$681,805	$1,962,539	$2,020,540	$1,893,182
Ceded premiums written	(773,625)	(665,741)	(723,962)	(11,006)	(145,292)	(289,415)	(762,619)	(520,449)	(434,547)
Net premiums written	1,241,221	1,675,382	1,851,025	41,301	175,290	392,390	1,199,920	1,500,092	1,458,635

Gross premiums earned	1,709,940	2,035,699	2,112,797	90,085	361,136	588,169	1,619,855	1,674,563	1,524,628
Ceded premiums earned	(436,352)	(519,176)	(569,677)	(21,523)	(125,282)	(213,148)	(414,829)	(393,893)	(356,529)
Net premiums earned	1,273,588	1,516,523	1,543,120	68,562	235,854	375,021	1,205,026	1,280,669	1,168,099
Other insurance related income	16,354	9,528	14,827	375	206	1,231	15,979	9,322	13,596
Total underwriting revenues	1,289,942	1,526,051	1,557,947	68,937	236,059	376,252	1,221,005	1,289,991	1,181,695

UNDERWRITING EXPENSES
Net losses and loss expenses	842,354	1,097,611	1,160,806	(5,600)	183,859	348,411	847,954	913,752	812,395
Acquisition costs	273,614	323,464	321,482	15,720	40,245	64,144	257,894	283,220	257,338
Underwriting-related general and administrative expenses	61,757	82,471	88,678	3,416	11,184	11,553	58,341	71,286	77,125
Total underwriting expenses	1,177,725	1,503,546	1,570,966	13,536	235,288	424,107	1,164,189	1,268,258	1,146,859

UNDERWRITING INCOME [LOSS]	$112,217	$22,505	$(13,019)	$55,401	$772	$(47,855)	$56,816	$21,733	$34,837

Catastrophe and weather-related losses, net of reinstatement premiums	$23,871	$165,646	$236,655	$21,146	$134,206	$230,326	$2,725	$31,440	$6,329
Net favorable (adverse) prior year reserve development	$7,685	$5,236	$9,787	$52,550	$31,346	$17,765	$(44,865)	$(26,111)	$(7,978)

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	64.9%	61.6%	60.2%	37.6%	31.7%	33.8%	66.4%	66.9%	68.3%
Catastrophe and weather-related losses ratio	1.8%	11.1%	15.7%	30.8%	59.6%	63.9%	0.2%	2.5%	0.5%
Current accident year loss ratio	66.7%	72.7%	75.9%	68.4%	91.2%	97.6%	66.6%	69.3%	68.9%
Prior year reserve development ratio	(0.6%)	(0.3%)	(0.7%)	(76.6%)	(13.3%)	(4.7%)	3.8%	2.0%	0.7%
Net losses and loss expenses ratio	66.1%	72.4%	75.2%	(8.2%)	78.0%	92.9%	70.4%	71.3%	69.5%
Acquisition cost ratio	21.5%	21.3%	20.8%	22.9%	17.1%	17.1%	21.4%	22.1%	22.0%
Underwriting-related general and administrative expense ratio	4.9%	5.4%	5.8%	5.0%	4.7%	3.1%	4.8%	5.6%	6.6%
Combined ratio	92.5%	99.1%	101.8%	19.7%	99.8%	113.1%	96.6%	99.0%	98.2%

[a] Underwriting-related general and administrative expenses reflect the expected allocation of corporate costs necessary to support ongoing Specialty Reinsurance operations.

AXIS CAPITAL HOLDINGS LIMITED
Group Consolidated Data

	Quarter-to-date
	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021
UNDERWRITING REVENUES
Gross written premiums	$1,905,878	$2,284,378	$2,381,976	$1,758,696	$1,707,808	$2,113,483	$2,634,608	$1,562,828	$1,646,489
Ceded premiums written	(930,521)	(838,021)	(773,620)	(662,142)	(671,024)	(796,636)	(821,736)	(615,420)	(650,018)
Net premiums written	975,357	1,446,357	1,608,356	1,096,554	1,036,784	1,316,847	1,812,872	947,408	996,471

Gross premiums earned	2,046,222	1,969,662	1,921,768	2,050,239	2,012,426	1,971,208	1,902,508	1,936,521	1,879,280
Ceded premiums earned	(723,658)	(703,917)	(691,569)	(710,077)	(727,560)	(694,156)	(644,262)	(698,761)	(667,853)
Net premiums earned	1,322,564	1,265,745	1,230,199	1,340,162	1,284,866	1,277,052	1,258,246	1,237,760	1,211,427
Other insurance related income	10,344	5,524	577	3,076	1,092	2,213	6,693	7,033	7,665
Total underwriting revenues	1,332,908	1,271,269	1,230,776	1,343,238	1,285,958	1,279,265	1,264,939	1,244,793	1,219,092

UNDERWRITING EXPENSES
Net losses and loss expenses	783,940	736,257	720,642	798,214	941,911	769,587	732,699	716,225	911,369
Acquisition costs	263,389	253,265	230,373	275,573	240,511	257,582	248,352	252,180	231,712
Underwriting-related general and administrative expenses	138,601	133,255	140,395	137,220	132,570	135,403	145,096	140,379	134,826
Total underwriting expenses	1,185,930	1,122,777	1,091,410	1,211,007	1,314,992	1,162,572	1,126,147	1,108,784	1,277,907

UNDERWRITING INCOME (LOSS)	$146,978	$148,492	$139,366	$132,231	$(29,034)	$116,693	$138,792	$136,009	$(58,815)

Catastrophe and weather-related losses, net of reinstatement premiums	$41,663	$32,228	$37,723	$63,610	$211,969	$67,119	$60,076	$54,209	$249,830
Net favorable prior year reserve development	$2,762	$6,319	$4,038	$7,901	$4,735	$3,940	$8,956	$9,270	$11,012

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	56.3%	56.1%	55.8%	55.5%	57.1%	55.3%	54.2%	54.3%	55.4%
Catastrophe and weather-related losses ratio	3.2%	2.6%	3.1%	4.7%	16.6%	5.3%	4.7%	4.3%	20.7%
Current accident year loss ratio	59.5%	58.7%	58.9%	60.2%	73.7%	60.6%	58.9%	58.6%	76.1%
Prior year reserve development ratio	(0.2%)	(0.5%)	(0.3%)	(0.6%)	(0.4%)	(0.3%)	(0.7%)	(0.7%)	(0.9%)
Net losses and loss expenses ratio	59.3%	58.2%	58.6%	59.6%	73.3%	60.3%	58.2%	57.9%	75.2%
Acquisition cost ratio	19.9%	20.0%	18.7%	20.6%	18.7%	20.2%	19.7%	20.4%	19.1%
General and administrative expense ratio [a]	13.5%	13.3%	13.6%	13.9%	12.3%	12.9%	13.5%	14.8%	13.1%
Combined ratio	92.7%	91.5%	90.9%	94.1%	104.3%	93.4%	91.4%	93.1%	107.4%

[a] Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

AXIS CAPITAL HOLDINGS LIMITED
Group Consolidated Data - Excluding Reinsurance Catastrophe and Property

	Quarter-to-date
	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021
UNDERWRITING REVENUES
Gross written premiums	$1,894,193	$2,269,662	$2,356,070	$1,752,976	$1,684,408	$2,031,020	$2,419,889	$1,538,830	$1,519,509
Ceded premiums written	(927,905)	(834,761)	(768,490)	(662,668)	(635,599)	(769,744)	(738,761)	(609,769)	(550,399)
Net premiums written	966,288	1,434,901	1,587,580	1,090,307	1,048,809	1,261,275	1,681,128	929,060	969,109

Gross premiums earned	2,024,885	1,943,717	1,878,964	1,965,494	1,912,066	1,846,705	1,766,236	1,752,285	1,681,017
Ceded premiums earned	(721,263)	(695,624)	(680,734)	(681,190)	(687,233)	(650,460)	(603,004)	(609,372)	(584,502)
Net premiums earned	1,303,622	1,248,093	1,198,230	1,284,303	1,224,833	1,196,245	1,163,231	1,142,914	1,096,515
Other insurance related income	9,812	5,772	486	3,063	965	2,177	6,650	8,452	6,122
Total underwriting revenues	1,313,434	1,253,865	1,198,716	1,287,366	1,225,798	1,198,422	1,169,881	1,151,366	1,102,637

UNDERWRITING EXPENSES
Net losses and loss expenses	777,567	734,239	734,634	778,117	837,581	706,039	716,718	653,140	729,826
Acquisition costs	259,431	248,640	223,236	263,972	230,164	243,373	232,662	234,433	212,488
Underwriting-related general and administrative expenses [a]	137,826	132,180	138,829	135,091	129,975	132,553	139,357	139,259	132,168
Total underwriting expenses	1,174,824	1,115,059	1,096,699	1,177,181	1,197,720	1,081,965	1,088,736	1,026,832	1,074,482

UNDERWRITING INCOME	$138,610	$138,806	$102,018	$110,186	$28,078	$116,457	$81,145	$124,534	$28,155

Catastrophe and weather-related losses, net of reinstatement premiums	$38,129	$26,867	$25,471	$54,680	$128,812	$29,099	$47,077	$24,600	$110,116
Net favorable (adverse) prior year reserve development	$(2,096)	$(3,433)	$(33,904)	$(2,772)	$(2,958)	$2,580	$(13,337)	$9,422	$5,075

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	56.6%	56.4%	56.4%	56.1%	57.8%	56.8%	56.4%	55.9%	57.2%
Catastrophe and weather-related losses ratio	2.9%	2.2%	2.1%	4.3%	10.3%	2.4%	4.0%	2.1%	9.8%
Current accident year loss ratio	59.5%	58.6%	58.5%	60.4%	68.1%	59.2%	60.5%	58.0%	67.0%
Prior year reserve development ratio	0.1%	0.2%	2.8%	0.2%	0.2%	(0.2%)	1.1%	(0.8%)	(0.5%)
Net losses and loss expenses ratio	59.6%	58.8%	61.3%	60.6%	68.4%	59.0%	61.6%	57.1%	66.6%
Acquisition cost ratio	19.9%	19.9%	18.6%	20.6%	18.8%	20.3%	20.0%	20.5%	19.4%
General and administrative expense ratio [b]	13.7%	13.4%	13.8%	14.4%	12.7%	13.6%	14.0%	16.0%	14.2%
Combined ratio	93.2%	92.1%	93.7%	95.6%	99.9%	93.0%	95.7%	93.7%	100.1%

[a] Underwriting-related general and administrative expenses reflect the expected allocation of corporate costs necessary to support ongoing Specialty Reinsurance operations.
[b] Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

AXIS CAPITAL HOLDINGS LIMITED
Group Consolidated Data - Excluding Reinsurance Catastrophe and Property

	Group Total [a]			Reinsurance Catastrophe and Property [b]			Group Total excluding Reinsurance Catastrophe and Property [b]
	Year-to-date			Year-to-date			Year-to-date
	Q3 2023	Q3 2022	Q3 2021	Q3 2023	Q3 2022	Q3 2021	Q3 2023	Q3 2022	Q3 2021
UNDERWRITING REVENUES
Gross written premiums	$6,572,232	$6,455,899	$6,123,156	$52,307	$320,582	$681,805	$6,519,925	$6,135,317	$5,441,351
Ceded premiums written	(2,542,162)	(2,289,397)	(2,143,941)	(11,006)	(145,292)	(289,415)	(2,531,156)	(2,144,105)	(1,854,526)
Net premiums written	4,030,070	4,166,502	3,979,215	41,301	175,290	392,390	3,988,769	3,991,212	3,586,825

Gross premiums earned	5,937,651	5,886,143	5,345,188	90,085	361,136	588,169	5,847,566	5,525,007	4,757,019
Ceded premiums earned	(2,119,143)	(2,065,980)	(1,873,098)	(21,523)	(125,282)	(213,148)	(2,097,620)	(1,940,698)	(1,659,950)
Net premiums earned	3,818,508	3,820,163	3,472,090	68,562	235,854	375,021	3,749,946	3,584,309	3,097,069
Other insurance related income	16,444	9,998	16,262	375	206	1,231	16,069	9,792	15,031
Total underwriting revenues	3,834,952	3,830,161	3,488,352	68,937	236,059	376,252	3,766,015	3,594,102	3,112,100

UNDERWRITING EXPENSES
Net losses and loss expenses	2,240,840	2,444,196	2,292,559	(5,600)	183,859	348,411	2,246,440	2,260,337	1,944,148
Acquisition costs	747,027	746,443	669,654	15,720	40,245	64,144	731,307	706,198	605,510
Underwriting-related general and administrative expenses	412,251	413,069	396,455	3,416	11,184	11,553	408,835	401,885	384,902
Total underwriting expenses	3,400,118	3,603,708	3,358,668	13,536	235,288	424,107	3,386,582	3,368,420	2,934,561

UNDERWRITING INCOME [LOSS]	$434,834	$226,453	$129,684	$55,401	$772	$(47,855)	$379,433	$225,681	$177,539

Catastrophe and weather-related losses, net of reinstatement premiums	$111,839	$339,164	$388,642	$21,146	$134,206	$230,326	$90,693	$204,958	$158,316
Net favorable (adverse) prior year reserve development	$13,118	$17,632	$23,138	$52,550	$31,346	$17,765	$(39,432)	$(13,714)	$5,373

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	56.1%	55.5%	55.4%	37.6%	31.7%	33.8%	56.4%	57.0%	57.9%
Catastrophe and weather-related losses ratio	2.9%	8.9%	11.3%	30.8%	59.6%	63.9%	2.4%	5.7%	5.0%
Current accident year loss ratio	59.0%	64.4%	66.7%	68.4%	91.2%	97.6%	58.8%	62.7%	62.9%
Prior year reserve development ratio	(0.3%)	(0.4%)	(0.7%)	(76.6%)	(13.3%)	(4.7%)	1.1%	0.4%	(0.2%)
Net losses and loss expenses ratio	58.7%	64.0%	66.0%	(8.2%)	78.0%	92.9%	59.9%	63.1%	62.8%
Acquisition cost ratio	19.6%	19.5%	19.3%	22.9%	17.1%	17.1%	19.5%	19.7%	19.6%
Underwriting-related general and administrative expense ratio	13.4%	12.9%	13.8%	5.0%	4.7%	3.1%	13.6%	13.4%	15.1%
Combined ratio	91.7%	96.4%	99.1%	19.7%	99.8%	113.1%	93.0%	96.2%	97.4%

[a] Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.
[b] Underwriting-related general and administrative expenses reflect the expected allocation of corporate costs necessary to support ongoing Specialty Reinsurance operations.

AXIS CAPITAL HOLDINGS LIMITED
Reinsurance Segment Data - Reinsurance Total, Catastrophe and Property, and Specialty Reinsurance - Prior Years

	Total Reinsurance			Reinsurance Catastrophe and Property [a]			Specialty Reinsurance [a]
	Year-to-date			Year-to-date			Year-to-date
	Q4 2022	Q4 2021	Q4 2020	Q4 2022	Q4 2021	Q4 2020	Q4 2022	Q4 2021	Q4 2020
UNDERWRITING REVENUES
Gross written premiums	$2,629,014	$2,822,752	$2,808,539	$326,303	$705,804	$796,988	$2,302,712	$2,116,948	$2,011,550
Ceded premiums written	(743,864)	(791,013)	(829,631)	(144,766)	(295,065)	(353,459)	(599,098)	(495,947)	(476,173)
Net premiums written	1,885,150	2,031,739	1,978,908	181,537	410,738	443,530	1,703,614	1,621,001	1,535,378

Gross premiums earned	2,717,079	2,836,674	2,929,006	445,881	772,405	865,770	2,271,198	2,064,269	2,063,237
Ceded premiums earned	(690,908)	(778,163)	(856,735)	(154,168)	(302,537)	(364,513)	(536,739)	(475,625)	(492,224)
Net premiums earned	2,026,171	2,058,511	2,072,271	291,713	469,868	501,258	1,734,459	1,588,644	1,571,013
Other insurance related income (loss)	12,514	21,633	(10,736)	218	(188)	(1,877)	12,296	21,821	(8,859)
Total underwriting revenues	2,038,685	2,080,144	2,061,535	291,931	469,679	499,381	1,746,754	1,610,465	1,562,154

UNDERWRITING EXPENSES
Net losses and loss expenses	1,456,556	1,493,785	1,584,238	203,955	411,495	482,598	1,252,601	1,082,290	1,101,641
Acquisition costs	444,179	437,490	467,984	51,846	81,891	99,954	392,333	355,599	368,029
Underwriting-related general and administrative expenses	106,585	107,552	99,129	13,312	12,672	7,057	93,272	94,880	92,072
Total underwriting expenses	2,007,320	2,038,827	2,151,351	269,113	506,059	589,609	1,738,207	1,532,768	1,561,742

UNDERWRITING INCOME (LOSS)	$31,365	$41,317	$(89,816)	$22,818	$(36,379)	$(90,229)	$8,548	$77,697	$412

Catastrophe and weather-related losses, net of reinstatement premiums	$196,068	$268,300	$330,479	$143,120	$259,936	$297,304	$52,949	$8,364	$33,175
Net favorable (adverse) prior year reserve development	$9,183	$14,050	$6,972	$42,019	$17,614	$3,272	$(32,837)	$(3,565)	$3,700

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	62.6%	59.9%	60.6%	34.2%	33.8%	36.2%	67.3%	67.4%	68.2%
Catastrophe and weather-related losses ratio	9.7%	13.3%	16.2%	50.2%	57.5%	60.8%	3.1%	0.5%	2.1%
Current accident year loss ratio	72.3%	73.2%	76.8%	84.3%	91.3%	96.9%	70.3%	67.9%	70.4%
Prior year reserve development ratio	(0.4%)	(0.6%)	(0.4%)	(14.4%)	(3.7%)	(0.7%)	1.9%	0.2%	(0.2%)
Net losses and loss expenses ratio	71.9%	72.6%	76.4%	69.9%	87.6%	96.3%	72.2%	68.1%	70.1%
Acquisition cost ratio	21.9%	21.3%	22.6%	17.8%	17.4%	19.9%	22.6%	22.4%	23.4%
Underwriting-related general and administrative expense ratio	5.3%	5.1%	4.8%	4.6%	2.7%	1.4%	5.4%	6.0%	5.9%
Combined ratio	99.1%	99.0%	103.8%	92.3%	107.7%	117.6%	100.2%	96.5%	99.4%

[a] Underwriting-related general and administrative expenses reflect the expected allocation of corporate costs necessary to support ongoing Specialty Reinsurance operations.

AXIS CAPITAL HOLDINGS LIMITED
Group Consolidated Data - Excluding Reinsurance Catastrophe and Property - Prior Years

	Group Total [a]			Reinsurance Catastrophe and Property [b]			Group Total excluding Reinsurance Catastrophe and Property [b]
	Year-to-date			Year-to-date			Year-to-date
	Q4 2022	Q4 2021	Q4 2020	Q4 2022	Q4 2021	Q4 2020	Q4 2022	Q4 2021	Q4 2020
UNDERWRITING REVENUES
Gross written premiums	$8,214,595	$7,685,984	$6,826,938	$326,303	$705,804	$796,988	$7,888,292	$6,980,181	$6,029,950
Ceded premiums written	(2,951,539)	(2,759,360)	(2,490,529)	(144,766)	(295,065)	(353,459)	(2,806,773)	(2,464,295)	(2,137,070)
Net premiums written	5,263,056	4,926,624	4,336,409	181,537	410,738	443,530	5,081,519	4,515,886	3,892,880

Gross premiums earned	7,936,382	7,281,709	6,768,733	445,881	772,405	865,770	7,490,501	6,509,304	5,902,963
Ceded premiums earned	(2,776,056)	(2,571,859)	(2,397,424)	(154,168)	(302,537)	(364,513)	(2,621,888)	(2,269,321)	(2,032,912)
Net premiums earned	5,160,326	4,709,850	4,371,309	291,713	469,868	501,258	4,868,613	4,239,983	3,870,051
Other insurance related income (loss)	13,073	23,295	(8,089)	218	(188)	(1,877)	12,855	23,484	(6,213)
Total underwriting revenues	5,173,399	4,733,145	4,363,220	291,931	469,679	499,381	4,881,468	4,263,466	3,863,839

UNDERWRITING EXPENSES
Net losses and loss expenses	3,242,410	3,008,783	3,281,252	203,955	411,495	482,598	3,038,455	2,597,288	2,798,654
Acquisition costs	1,022,017	921,834	929,517	51,846	81,891	99,954	970,171	839,943	829,563
Underwriting-related general and administrative expenses	550,289	536,834	477,968	13,312	12,672	7,057	536,977	524,162	470,910
Total underwriting expenses	4,814,716	4,467,451	4,688,737	269,113	506,059	589,609	4,545,602	3,961,392	4,099,127

UNDERWRITING INCOME (LOSS)	$358,683	$265,694	$(325,517)	$22,818	$(36,379)	$(90,229)	$335,866	$302,074	$(235,288)

Catastrophe and weather-related losses, net of reinstatement premiums	$402,803	$442,859	$773,919	$143,120	$259,936	$297,304	$259,683	$182,923	$476,615
Net favorable (adverse) prior year reserve development	$25,533	$32,410	$15,909	$42,019	$17,614	$3,272	$(16,487)	$14,795	$12,638

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	55.5%	55.1%	57.7%	34.2%	33.8%	36.2%	56.8%	57.4%	60.5%
Catastrophe and weather-related losses ratio	7.8%	9.5%	17.7%	50.2%	57.5%	60.8%	5.3%	4.2%	12.2%
Current accident year loss ratio	63.3%	64.6%	75.4%	84.3%	91.3%	96.9%	62.1%	61.6%	72.6%
Prior year reserve development ratio	(0.5%)	(0.7%)	(0.3%)	(14.4%)	(3.7%)	(0.7%)	0.3%	(0.3%)	(0.3%)
Net losses and loss expenses ratio	62.8%	63.9%	75.1%	69.9%	87.6%	96.3%	62.4%	61.3%	72.3%
Acquisition cost ratio	19.8%	19.6%	21.3%	17.8%	17.4%	19.9%	19.9%	19.8%	21.4%
Underwriting-related general and administrative expense ratio	13.2%	14.0%	13.2%	4.6%	2.7%	1.4%	13.7%	15.3%	14.8%
Combined ratio	95.8%	97.5%	109.6%	92.3%	107.7%	117.6%	96.0%	96.4%	108.6%

[a] Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.
[b] Underwriting-related general and administrative expenses reflect the expected allocation of corporate costs necessary to support ongoing Specialty Reinsurance operations.